UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.21

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

ANNUAL REPORT

May 7, 2021

This report provides management’s discussion of fund performance for the AllianceBernstein Global High Income Fund for the annual reporting period ended March 31, 2021. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2021 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	8.76%	27.92%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	6.59%	23.44%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	3.83%	16.76%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Fund’s market price per share on March 31, 2021, was $11.85. The Fund’s NAV per share on March 31, 2021, was $12.78. For additional financial highlights, please see pages 122-123.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2021. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the 12-month period, the Fund outperformed its primary and blended benchmarks. Sector allocation was the primary contributor, relative to the benchmark, from the net exposure to high yield in the US and eurozone, utilizing credit default swaps, and exposure to agency risk-sharing securities, while allocations to US Treasuries, commercial mortgage-backed securities (“CMBS”) and investment-grade corporate bonds detracted. Security selection also contributed, mostly from selections in high-yield corporate bonds in the US and eurozone, US investment-grade corporate bonds, asset-backed securities and US dollar-denominated emerging-market corporate bonds that were offset by a loss

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in CMBS. Currency decisions were a small contributor, as exposure to the Egyptian pound and Russian ruble outweighed a position in the Brazilian real. Country and yield-curve positioning detracted due to a country allocation to Brazil and overweights on the five- and 10-year parts of the yield curve.

During the six-month period, the Fund outperformed its primary and blended benchmarks. Security selection contributed most, due to selections in US high-yield corporate bonds, CMBS, investment-grade corporates and US dollar-denominated emerging-market corporate bonds. Sector allocation also contributed, from the net exposure to high yield in the US and utilizing credit default swaps, which offset losses in CMBS, agency risk-sharing transactions and investment-grade corporate bonds. Country and yield-curve positioning detracted, mostly from exposure to Brazil and overweights in the five- and 10-year parts of the yield curve. Currency decisions were a minor detractor, as exposure to the Brazilian real was partially offset by a gain in the Russian ruble.

During both periods, the Fund utilized futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Total return swaps were used to take active credit risk. The utilization of leverage on behalf of the Fund detracted from returns, relative to the benchmark. As the benchmark generated positive returns in excess of borrowing rates over both periods, the utilization of leverage contributed positively to the Fund’s absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between regions and credit sectors for the 12-month period ended March 31, 2021. After the positive impact of massive fiscal stimulus enacted by governments, and central bank monetary policies that anchored short-term interest rates at record lows to combat the outbreak of the COVID-19 pandemic, longer-term treasury yields began to steadily rise in August, based on expectations of an economic growth recovery. Major developed-market treasury returns ended the period lower, except in Italy and Spain, due to the European Central Bank’s bond-buying program to cap eurozone periphery yields. Historically low interest rates also set the stage for a sharp rebound in risk assets. Emerging- and developed-market high-yield corporate bonds led gains, with significant positive returns, as investors searched for higher yields in a period of low interest rates. Emerging-market local-currency and hard-currency sovereign bonds, as well as emerging-market and developed-market investment-grade corporate bonds, also had strong

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

positive performance. Securitized assets had positive returns that were much higher than US Treasuries. The US dollar fell against most major developed-market currencies and a majority of emerging-market currencies. Brent crude oil prices advanced more than 180% on the improved economic outlook and OPEC+ production cuts. Copper gained more than 80% because of increased demand for infrastructure and green-energy initiatives. Gold prices advanced by about 8% in a period of elevated market volatility.

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 115-120.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 127-128.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Mortgage-Related and/or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

March 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,102.3

1

All data are as of March 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following: Emerging Markets–Treasuries, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–US Municipal Bonds, Preferred Stocks, Rights and Warrants.

2

All data are as of March 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Australia, Bahrain, Belgium, Bermuda, Chile, China, Costa Rica, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, France, Gabon, Germany, Ghana, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Jersey(Channel Islands), Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Morocco, Netherlands, Norway, Oman, Pakistan, Peru, Russia, Senegal, South Africa, Spain, Sri Lanka, Sweden, Turkey, United Arab Emirates, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

March 31, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 44.5%
Industrial – 37.8%
Basic – 3.1%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	140	$147,050
Alcoa Nederland Holding BV 4.125%, 03/31/2029(a)		229	229,359
6.125%, 05/15/2028(a)		289	313,207
Allegheny Technologies, Inc. 7.875%, 08/15/2023		258	279,730
Arconic Corp. 6.125%, 02/15/2028(a)		194	206,594
Ashland LLC 4.75%, 08/15/2022		48	49,898
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75%, 06/15/2027(a)		350	364,430
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		1,403	1,527,569
CF Industries, Inc. 4.95%, 06/01/2043		1,626	1,862,049
5.375%, 03/15/2044		855	1,014,047
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		297	296,448
4.875%, 03/01/2031(a)		313	312,031
5.875%, 06/01/2027		222	230,978
6.75%, 03/15/2026(a)		107	116,313
9.875%, 10/17/2025(a)		773	905,558
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		751	779,485
Element Solutions, Inc. 3.875%, 09/01/2028(a)		993	977,852
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		240	204,246
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		2,029	2,064,651
4.50%, 09/15/2027(a)		1,028	1,089,772
Freeport-McMoRan, Inc. 3.875%, 03/15/2023		215	223,820
4.375%, 08/01/2028		168	178,288
4.625%, 08/01/2030		203	220,940
5.45%, 03/15/2043		694	833,765
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		297	315,811

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)	U.S.$	1,290	$1,317,442
Hecla Mining Co. 7.25%, 02/15/2028		1,328	1,424,691
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		852	956,863
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)	EUR	101	120,390
INEOS Quattro Finance 2 PLC 3.375%, 01/15/2026(a)	U.S.$	226	225,493
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		611	622,184
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		1,444	1,490,396
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		619	693,486
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		277	293,386
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)	EUR	226	265,396
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)		846	1,021,974
LABL Escrow Issuer LLC 6.75%, 07/15/2026(a)	U.S.$	209	223,891
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		2,857	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029(a)		1,033	1,069,349
Methanex Corp. 5.25%, 12/15/2029		207	213,580
Natural Resource Partners LP/NRP Finance Corp. 9.125%, 06/30/2025(a)		80	76,176
Nouryon Holding BV 6.50%, 10/01/2026(a)	EUR	1,181	1,455,340
Novelis Corp. 4.75%, 01/30/2030(a)	U.S.$	210	216,388
5.875%, 09/30/2026(a)		405	423,789
Olin Corp. 5.625%, 08/01/2029		487	525,598
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(f)		189	79,380

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)	U.S.$	213	$195,427
Rain CII Carbon LLC/CII Carbon Corp. 7.25%, 04/01/2025(a)		288	298,075
SpA Holdings 3 Oy 4.875%, 02/04/2028(a)		972	975,519
SPCM SA 4.875%, 09/15/2025(a)		975	1,000,944
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.50%, 06/15/2025(a)		233	241,546
TPC Group, Inc. 10.50%, 08/01/2024(a)		223	201,495
United States Steel Corp. 6.25%, 03/15/2026		653	660,393
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,707	1,740,960
WR Grace & Co.-Conn 4.875%, 06/15/2027(a)		413	427,211
5.625%, 10/01/2024(a)		386	425,728

			33,626,381

Capital Goods – 2.5%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	939	1,125,823
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(f)	U.S.$	1,039	1,089,863
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		1,107	1,091,613
4.00%, 09/01/2029(a)		985	982,833
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 04/30/2025(a)		212	222,394
Ball Corp. 2.875%, 08/15/2030		225	216,706
4.00%, 11/15/2023		162	172,007
4.875%, 03/15/2026		199	222,482
Bombardier, Inc. 5.75%, 03/15/2022(a)		932	973,719
7.50%, 12/01/2024-03/15/2025(a)		2,404	2,371,009
7.875%, 04/15/2027(a)		386	378,253
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		25	26,376
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		633	620,350

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colfax Corp. 6.00%, 02/15/2024(a)	U.S.$	194	$200,163
6.375%, 02/15/2026(a)		207	220,622
Cornerstone Building Brands, Inc. 6.125%, 01/15/2029(a)		211	224,682
Energizer Holdings, Inc. 4.75%, 06/15/2028(a)		348	358,749
EnerSys 4.375%, 12/15/2027(a)		935	958,297
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		957	966,794
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,205	1,262,237
GFL Environmental, Inc. 8.50%, 05/01/2027(a)		465	512,538
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		507	571,078
Griffon Corp. 5.75%, 03/01/2028		1,487	1,581,513
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		128	130,185
Liberty Tire Recycling LLC 9.50%, 01/15/2023(b)(c)(g)		705	714,048
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		1,050	1,064,143
Moog, Inc. 4.25%, 12/15/2027(a)		373	380,571
Renk AG/Frankfurt am Maiin 5.75%, 07/15/2025(a)	EUR	384	468,831
Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	223	223,046
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)		700	710,880
5.375%, 05/01/2026(a)		402	410,259
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		141	151,330
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(a)		367	383,266
Terex Corp. 5.625%, 02/01/2025(a)		262	269,370
Tervita Corp. 11.00%, 12/01/2025(a)		1,658	1,880,839
TransDigm, Inc. 4.625%, 01/15/2029(a)		474	467,263
6.25%, 03/15/2026(a)		556	589,432
8.00%, 12/15/2025(a)		224	243,963

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triumph Group, Inc. 6.25%, 09/15/2024(a)	U.S.$	392	$397,853
7.75%, 08/15/2025		428	431,781
8.875%, 06/01/2024(a)		716	801,920
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	120,163
5.50%, 08/15/2026(a)	U.S.$	227	238,041
Vertical Holdco GmbH 7.625%, 07/15/2028(a)		465	497,741
Vertical US Newco, Inc. 5.25%, 07/15/2027(a)		306	320,414
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		133	145,423
7.25%, 06/15/2028(a)		532	593,959

			27,984,822

Communications - Media – 3.4%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		1,332	1,384,173
Altice Financing SA 7.50%, 05/15/2026(a)		1,782	1,855,791
AMC Networks, Inc. 4.25%, 02/15/2029		1,576	1,531,949
4.75%, 08/01/2025		218	223,793
5.00%, 04/01/2024		88	89,712
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		446	459,363
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	210	248,212
5.375%, 03/01/2025(a)	U.S.$	420	433,650
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)		213	217,037
4.75%, 03/01/2030(a)		211	218,722
5.00%, 02/01/2028(a)		212	224,250
5.125%, 05/01/2027(a)		551	582,554
5.375%, 06/01/2029(a)		206	221,546
5.75%, 02/15/2026(a)		249	257,178
5.875%, 05/01/2027(a)		215	222,061
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		908	912,540
CSC Holdings LLC 3.375%, 02/15/2031(a)		231	217,527
4.125%, 12/01/2030(a)		217	215,181
5.375%, 02/01/2028(a)		1,502	1,579,406
5.50%, 05/15/2026(a)		200	206,252
7.50%, 04/01/2028(a)		941	1,037,539

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)	U.S.$	283	$203,791
6.625%, 08/15/2027(a)		369	196,698
DISH DBS Corp. 5.00%, 03/15/2023		178	185,745
5.875%, 11/15/2024		2,291	2,397,329
6.75%, 06/01/2021		333	335,628
7.75%, 07/01/2026		197	217,494
Gray Television, Inc. 7.00%, 05/15/2027(a)		204	221,666
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		60	60,557
5.25%, 08/15/2027(a)		285	293,349
6.375%, 05/01/2026		207	220,142
8.375%, 05/01/2027		202	216,562
Lamar Media Corp. 4.875%, 01/15/2029		147	153,754
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		2,489	2,654,388
Liberty Interactive LLC 3.75%, 02/15/2030(h)		874	666,650
Lions Gate Capital Holdings LLC 6.375%, 02/01/2024(a)		218	224,950
Meredith Corp. 6.875%, 02/01/2026		2,149	2,211,281
National CineMedia LLC 5.875%, 04/15/2028(a)		623	582,161
Netflix, Inc. 4.875%, 04/15/2028		471	532,828
5.375%, 11/15/2029(a)		116	137,104
5.875%, 11/15/2028		187	226,265
Nexstar Broadcasting, Inc. 4.75%, 11/01/2028(a)		121	122,308
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25%, 01/15/2029(a)		253	243,648
4.625%, 03/15/2030(a)		746	718,780
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		445	441,686
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		639	660,724
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		224	215,951
5.50%, 03/01/2030(a)		810	787,775
Sirius XM Radio, Inc. 3.875%, 08/01/2022(a)		221	222,311

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 07/15/2024(a)	U.S.$	216	$222,347
5.50%, 07/01/2029(a)		204	220,632
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	1,395	1,722,196
TEGNA, Inc. 4.625%, 03/15/2028	U.S.$	136	138,479
4.75%, 03/15/2026(a)		346	367,190
5.00%, 09/15/2029		830	860,785
5.50%, 09/15/2024(a)		68	69,236
Telenet Finance Luxembourg Notes Sarl 5.50%, 03/01/2028(a)		200	210,001
Univision Communications, Inc. 6.625%, 06/01/2027(a)		1,593	1,701,447
9.50%, 05/01/2025(a)		309	340,354
UPC Holding BV 5.50%, 01/15/2028(a)		223	229,789
Urban One, Inc. 7.375%, 02/01/2028(a)		2,221	2,299,566
Virgin Media Secured Finance PLC 4.50%, 08/15/2030(a)		992	1,000,991
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		299	304,981
6.00%, 01/15/2027(a)		224	234,634
Ziggo BV 5.50%, 01/15/2027(a)		224	233,218

			37,845,807

Communications - Telecommunications – 2.2%
Altice France SA/France 7.375%, 05/01/2026(a)		224	232,976
8.125%, 02/01/2027(a)		465	508,622
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		223	237,685
7.50%, 10/15/2026(a)		395	418,669
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		1,321	1,410,564
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		795	803,083
6.50%, 10/01/2028(a)		1,916	2,055,378
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	506	607,618
9.375%, 06/17/2023(a)	U.S.$	895	922,665
Embarq Corp. 7.995%, 06/01/2036		2,671	3,071,702
Frontier Communications Corp. 6.75%, 05/01/2029(a)		321	338,304

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 6.625%, 08/01/2026	U.S.$	730	$809,326
7.625%, 06/15/2021		1,383	1,400,265
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(d)(i)		1,675	1,044,334
Intrado Corp. 8.50%, 10/15/2025(a)		748	758,787
Level 3 Financing, Inc. 5.25%, 03/15/2026		164	168,872
Ligado Networks LLC 15.50%, 11/01/2023(a)(f)		190	191,340
Lumen Technologies, Inc. Series T 5.125%, 12/15/2026(a)		214	225,329
5.80%, 03/15/2022		78	80,692
Sprint Capital Corp. 8.75%, 03/15/2032		83	122,692
T-Mobile USA, Inc. 3.375%, 04/15/2029		1,356	1,371,971
3.50%, 04/15/2031		1,338	1,345,270
4.75%, 02/01/2028		39	41,591
6.00%, 03/01/2023		743	747,881
Telecom Italia Capital SA 7.20%, 07/18/2036		483	610,397
7.721%, 06/04/2038		1,784	2,379,021
Telecom Italia SpA/Milano 5.303%, 05/30/2024(a)		206	222,670
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)		530	514,422
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.75%, 08/15/2028(a)		223	226,695
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		1,456	1,496,027

			24,364,848

Consumer Cyclical - Automotive – 2.5%
Adient Global Holdings Ltd. 4.875%, 08/15/2026(a)		200	205,080
Adient US LLC 9.00%, 04/15/2025(a)		989	1,099,133
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		221	214,602
5.875%, 06/01/2029(a)		489	534,665
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		274	282,277
6.875%, 07/01/2028		912	956,559

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)	U.S.$	1,095	$1,194,983
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		1,851	2,032,629
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		210	223,003
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(a)		109	112,398
Dana, Inc. 5.375%, 11/15/2027		109	114,793
5.625%, 06/15/2028		182	194,655
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		1,116	1,180,560
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(d)(g)		2,940	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(d)(g)		1,207	– 0	–
Ford Motor Co. 5.291%, 12/08/2046		219	230,012
8.50%, 04/21/2023		1,891	2,108,523
9.00%, 04/22/2025		720	871,606
Ford Motor Credit Co. LLC 3.35%, 11/01/2022		221	225,195
3.37%, 11/17/2023		220	225,572
3.81%, 01/09/2024		200	206,317
4.14%, 02/15/2023		217	225,205
4.271%, 01/09/2027		215	223,771
4.687%, 06/09/2025		200	212,382
5.584%, 03/18/2024		207	223,528
Garrett LX I SARL/Garrett Borrowing LLC 5.13%, 10/15/2026(a)(d)(i)	EUR	1,083	1,359,742
Goodyear Tire & Rubber Co. (The) 4.875%, 03/15/2027	U.S.$	222	227,797
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(f)	EUR	284	338,943
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(f)		338	408,432
Jaguar Land Rover Automotive PLC 4.50%, 10/01/2027(a)	U.S.$	239	227,770
5.625%, 02/01/2023(a)		150	150,062
5.875%, 11/15/2024(a)	EUR	269	340,693
5.875%, 01/15/2028(a)	U.S.$	1,295	1,316,237
7.75%, 10/15/2025(a)		1,207	1,308,252
Meritor, Inc. 4.50%, 12/15/2028(a)		1,539	1,543,421

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 02/15/2024	U.S.$	260	$264,447
6.25%, 06/01/2025(a)		409	436,482
Navistar International Corp. 6.625%, 11/01/2025(a)		18	18,712
PM General Purchaser LLC 9.50%, 10/01/2028(a)		938	1,001,604
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		480	494,985
Tenneco, Inc. 5.00%, 07/15/2024(a)	EUR	300	360,605
5.00%, 07/15/2026	U.S.$	1,693	1,603,738
7.875%, 01/15/2029(a)		800	897,634
Titan International, Inc. 6.50%, 11/30/2023		862	874,042
ZF North America Capital, Inc. 4.50%, 04/29/2022(a)		216	221,636
4.75%, 04/29/2025(a)		721	773,940

			27,266,622

Consumer Cyclical - Entertainment – 2.5%
Carnival Corp. 5.75%, 03/01/2027(a)		958	980,753
7.625%, 03/01/2026(a)	EUR	621	786,916
9.875%, 08/01/2027(a)	U.S.$	661	776,602
11.50%, 04/01/2023(a)		1,470	1,677,867
Carnival PLC 1.00%, 10/28/2029	EUR	202	181,926
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	2,191	2,306,816
Cinemark USA, Inc. 4.875%, 06/01/2023		241	239,606
Mattel, Inc. 3.375%, 04/01/2026(a)		1,152	1,179,091
3.75%, 04/01/2029(a)		1,637	1,649,021
5.875%, 12/15/2027(a)		802	880,321
6.75%, 12/31/2025(a)		22	23,127
NCL Corp. Ltd. 5.875%, 03/15/2026(a)		2,055	2,075,290
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028(a)		4,425	4,447,125
10.875%, 06/01/2023(a)		1,315	1,508,344
11.50%, 06/01/2025(a)		2,370	2,749,200
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		991	1,073,135
9.50%, 08/01/2025(a)		855	930,018

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)	U.S.$	1,409	$1,457,975
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		419	452,755
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		302	321,853
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		791	773,883
7.00%, 02/15/2029(a)		364	374,952
13.00%, 05/15/2025(a)		65	76,445
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,061	1,049,989

			27,973,010

Consumer Cyclical - Other – 2.7%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		800	837,680
Bally’s Corp. 6.75%, 06/01/2027(a)		1,095	1,175,525
Beazer Homes USA, Inc. 6.75%, 03/15/2025		1,228	1,267,206
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		1,097	1,097,577
6.25%, 09/15/2027(a)		995	1,040,097
Builders FirstSource, Inc. 6.75%, 06/01/2027(a)		186	200,268
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		1,201	1,280,706
Caesars Holdings, Inc. 5.00%, 10/01/2024(h)		121	302,299
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		839	870,318
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		483	506,599
Diamond Resorts International, Inc. 7.75%, 09/01/2023(a)		219	227,983
Empire Communities Corp. 7.00%, 12/15/2025(a)		303	320,324
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		1,969	2,060,136
Forestar Group, Inc. 8.00%, 04/15/2024(a)		590	615,571
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		284	305,979

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)	U.S.$	1,025	$995,037
5.375%, 05/01/2025(a)		229	241,353
5.75%, 05/01/2028(a)		246	265,310
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		291	304,717
International Game Technology PLC 4.125%, 04/15/2026(a)		1,581	1,618,282
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		352	355,468
KB Home 7.00%, 12/15/2021		536	549,462
7.50%, 09/15/2022		494	533,700
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		773	822,271
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		1,250	1,305,187
Mattamy Group Corp. 4.625%, 03/01/2030(a)		224	222,679
5.25%, 12/15/2027(a)		444	466,192
MGM Resorts International 4.75%, 10/15/2028		52	53,695
5.75%, 06/15/2025		30	32,684
Picasso Finance Sub, Inc. 6.125%, 06/15/2025(a)		190	201,824
Scientific Games International, Inc. 5.00%, 10/15/2025(a)		426	441,082
7.00%, 05/15/2028(a)		172	183,914
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(a)		1,460	1,479,770
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		241	252,041
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		1,785	1,742,805
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		510	561,612
5.875%, 06/15/2027(a)		628	693,414
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)		875	929,688
Travel + Leisure Co. 4.625%, 03/01/2030(a)		839	869,038
6.625%, 07/31/2026(a)		637	722,780

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(a)	U.S.$	25	$25,648
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 4.25%, 05/30/2023(a)		120	122,111
5.25%, 05/15/2027(a)		45	47,126
5.50%, 03/01/2025(a)		736	777,185
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		279	285,393

			29,209,736

Consumer Cyclical - Restaurants – 0.4%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		224	217,840
3.875%, 01/15/2028(a)		220	222,528
4.375%, 01/15/2028(a)		520	522,618
IRB Holding Corp. 6.75%, 02/15/2026(a)		453	468,704
Yum! Brands, Inc. 3.625%, 03/15/2031		223	214,321
4.625%, 01/31/2032		1,952	1,993,864
4.75%, 01/15/2030(a)		207	218,708

			3,858,583

Consumer Cyclical - Retailers – 1.9%
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		518	537,254
Beacon Roofing Supply, Inc. 4.875%, 11/01/2025(a)		123	125,540
Bed Bath & Beyond, Inc. 5.165%, 08/01/2044		263	239,361
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		142	151,015
Dufry One BV 2.50%, 10/15/2024(a)	EUR	1,260	1,453,298
eG Global Finance PLC 6.75%, 02/07/2025(a)	U.S.$	218	223,121
FirstCash, Inc. 4.625%, 09/01/2028(a)		262	267,538
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		246	242,883
Hanesbrands, Inc. 4.625%, 05/15/2024(a)		213	225,893
4.875%, 05/15/2026(a)		208	223,135
L Brands, Inc. 5.25%, 02/01/2028		11	11,802

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 07/01/2036	U.S.$	322	$380,414
6.875%, 07/01/2025(a)		158	175,451
6.875%, 11/01/2035		743	882,384
7.50%, 06/15/2029		107	121,609
7.60%, 07/15/2037		261	302,873
9.375%, 07/01/2025(a)		272	339,447
LBM Acquisition LLC 6.25%, 01/15/2029(a)		222	228,660
Levi Strauss & Co. 3.50%, 03/01/2031(a)		438	422,902
5.00%, 05/01/2025		90	91,731
Lithia Motors, Inc. 4.375%, 01/15/2031(a)	.	210	218,140
Macy’s Retail Holdings LLC 2.875%, 02/15/2023		123	123,864
3.625%, 06/01/2024		57	57,038
5.875%, 04/01/2029(a)		75	77,013
Murphy Oil USA, Inc. 5.625%, 05/01/2027		69	72,435
NMG Holding Co., Inc. /Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		433	442,674
Penske Automotive Group, Inc. 3.50%, 09/01/2025		795	812,162
5.50%, 05/15/2026		165	170,013
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028(a)		625	639,210
7.75%, 02/15/2029(a)		1,219	1,317,835
Rite Aid Corp. 7.50%, 07/01/2025(a)		1,382	1,435,500
8.00%, 11/15/2026(a)		214	224,700
Sonic Automotive, Inc. 6.125%, 03/15/2027		817	849,505
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		1,953	2,019,479
Staples, Inc. 7.50%, 04/15/2026(a)		842	890,192
10.75%, 04/15/2027(a)		1,480	1,461,758
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,062	1,164,156
White Cap Buyer LLC 6.875%, 10/15/2028(a)		1,613	1,714,736
White Cap Parent LLC 8.25%, 03/15/2026(a)(f)		329	342,854
William Carter Co. (The) 5.50%, 05/15/2025(a)		438	467,675

			21,147,250

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 4.0%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(a)	U.S.$	881	$929,156
AdaptHealth LLC 4.625%, 08/01/2029(a)		1,369	1,361,786
6.125%, 08/01/2028(a)		288	305,309
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		615	637,162
4.875%, 02/15/2030(a)		424	435,457
5.75%, 03/15/2025		113	116,683
5.875%, 02/15/2028(a)		99	105,548
7.50%, 03/15/2026(a)		201	221,967
Avantor Funding, Inc. 4.625%, 07/15/2028(a)		212	221,705
B&G Foods, Inc. 5.25%, 04/01/2025-09/15/2027		431	446,075
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		767	849,518
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		507	519,714
7.25%, 05/30/2029(a)		254	282,861
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		72	77,171
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		770	773,441
4.00%, 03/15/2031(a)		731	744,347
4.25%, 05/01/2028(a)		213	220,706
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		693	676,571
5.625%, 03/15/2027(a)		631	660,931
6.00%, 01/15/2029(a)		326	345,069
6.625%, 02/15/2025(a)		215	227,641
6.875%, 04/01/2028-04/15/2029(a)		2,114	2,129,219
8.125%, 06/30/2024(a)		635	667,032
Cidron Aida Finco Sarl 5.00%, 04/01/2028(a)	EUR	236	280,231
DaVita, Inc. 3.75%, 02/15/2031(a)	U.S.$	1,000	952,963
4.625%, 06/01/2030(a)		211	214,893
Edgewell Personal Care Co. 5.50%, 06/01/2028(a)		209	220,723
Elanco Animal Health, Inc. 5.272%, 08/28/2023		127	136,679
5.90%, 08/28/2028		190	215,071
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		135	132,311

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Encompass Health Corp. 4.50%, 02/01/2028	U.S.$	213	$218,020
4.75%, 02/01/2030		211	217,176
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 06/30/2028(a)		920	755,474
9.50%, 07/31/2027(a)		812	882,035
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 6.125%, 04/01/2029(a)		514	517,457
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		1,208	903,081
Global Medical Response, Inc. 6.50%, 10/01/2025(a)		495	514,400
HCA, Inc. 5.375%, 02/01/2025-09/01/2026		344	386,554
5.625%, 09/01/2028		190	218,437
5.875%, 02/15/2026-02/01/2029		382	442,016
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	862	1,010,856
5.00%, 10/15/2026-05/15/2027(a)	U.S.$	427	447,110
JBS Investments II GmbH 7.00%, 01/15/2026(a)		200	212,958
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.50%, 01/15/2030(a)		197	217,685
6.50%, 04/15/2029(a)		195	219,862
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		2,451	2,349,212
Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(a)		407	422,288
4.875%, 11/01/2026(a)		216	223,927
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(d)(i)		125	85,288
5.63%, 10/15/2023(a)(d)(i)		311	217,032
ModivCare, Inc. 5.875%, 11/15/2025(a)		188	198,083
Newell Brands, Inc. 4.35%, 04/01/2023		130	137,033
4.70%, 04/01/2026		893	984,874
4.875%, 06/01/2025		282	311,315
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		949	1,008,665
Pilgrim’s Pride Corp. 5.75%, 03/15/2025(a)		120	122,568

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 09/30/2027(a)	U.S.$	208	$222,882
Post Holdings, Inc. 4.50%, 09/15/2031(a)		1,870	1,854,006
4.625%, 04/15/2030(a)		821	823,072
5.50%, 12/15/2029(a)		205	219,917
5.625%, 01/15/2028(a)		798	842,146
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		1,599	1,750,314
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		775	838,940
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		399	412,903
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		1,369	1,339,563
4.00%, 10/01/2026(a)	EUR	530	635,354
Sunshine Mid BV 6.50%, 05/15/2026(a)		823	999,849
Teleflex, Inc. 4.25%, 06/01/2028(a)	U.S.$	212	219,468
4.625%, 11/15/2027		203	215,824
Tenet Healthcare Corp. 4.625%, 07/15/2024		103	105,140
4.625%, 09/01/2024(a)		181	186,410
6.125%, 10/01/2028(a)		505	526,124
6.75%, 06/15/2023		224	242,789
7.50%, 04/01/2025(a)		205	221,224
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		696	709,567
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		269	279,003
US Foods, Inc. 4.75%, 02/15/2029(a)		2,051	2,057,044
US Renal Care, Inc. 10.625%, 07/15/2027(a)		791	870,188
Vector Group Ltd. 5.75%, 02/01/2029(a)		119	122,668
Vizient, Inc. 6.25%, 05/15/2027(a)		222	235,436

			44,261,177

Energy – 6.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 09/15/2024		231	233,162
7.875%, 05/15/2026(a)		189	203,218
Antero Resources Corp. 5.625%, 06/01/2023		236	236,767

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.625%, 02/01/2029(a)	U.S.$	320	$340,466
8.375%, 07/15/2026(a)		887	977,488
Apache Corp. 4.25%, 01/15/2044		60	53,987
4.625%, 11/15/2025		214	220,528
4.875%, 11/15/2027		171	175,180
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/2026(a)		142	141,954
Baytex Energy Corp. 8.75%, 04/01/2027(a)		133	120,904
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		471	455,543
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		284	292,279
7.625%, 12/15/2025(a)		472	508,626
Callon Petroleum, Co. 6.25%, 04/15/2023		296	263,223
8.25%, 07/15/2025		301	259,613
9.00%, 04/01/2025(a)		1,361	1,374,801
Calumet Specialty Products Partners LP/Calumet Finance Corp. 11.00%, 04/15/2025(a)		223	234,087
Cheniere Energy Partners LP 4.50%, 10/01/2029		603	625,864
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		478	479,198
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		471	475,067
7.00%, 06/15/2025(a)		1,781	1,831,544
CNX Resources Corp. 6.00%, 01/15/2029(a)		903	938,081
7.25%, 03/14/2027(a)		218	234,087
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		794	827,217
7.50%, 05/15/2025(a)		348	361,256
9.75%, 08/15/2026		1,002	1,089,651
CVR Energy, Inc. 5.25%, 02/15/2025(a)		246	240,029
DCP Midstream LLC 5.85%, 05/21/2043(a)		257	229,497
DCP Midstream Operating LP 5.125%, 05/15/2029		53	56,351
5.375%, 07/15/2025		206	223,375
5.625%, 07/15/2027		86	93,329

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 7.875%, 08/15/2025(d)(i)	U.S.$	2,725	$468,613
Endeavor Energy Resources LP/EER Finance, Inc. 5.50%, 01/30/2026(a)		218	226,593
EnLink Midstream LLC 5.625%, 01/15/2028(a)		1,162	1,123,496
EnLink Midstream Partners LP 4.40%, 04/01/2024		127	128,186
5.05%, 04/01/2045		537	413,015
5.45%, 06/01/2047		356	286,987
5.60%, 04/01/2044		104	86,026
Series C 6.00%, 12/15/2022(j)		2,734	1,696,035
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		742	723,366
4.75%, 01/15/2031(a)		707	686,052
6.50%, 07/15/2048		143	142,978
EQT Corp. 3.90%, 10/01/2027		515	525,310
7.625%, 02/01/2025		72	82,847
8.50%, 02/01/2030		180	229,520
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		412	403,302
6.25%, 05/15/2026		222	211,534
6.50%, 10/01/2025		650	637,806
7.75%, 02/01/2028		899	898,947
8.00%, 01/15/2027		1,137	1,150,707
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		439	471,028
7.00%, 08/01/2027		485	511,650
Gulfport Energy Corp. 6.00%, 10/15/2024(d)(i)		589	531,594
6.38%, 05/15/2025-01/15/2026(d)(i)		3,257	2,946,360
6.625%, 05/01/2023(d)(i)		161	144,796
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		1,707	1,757,959
HighPoint Operating Corp. 7.00%, 10/15/2022(d)(i)		227	127,047
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		420	423,436
6.00%, 02/01/2031(a)		420	426,032
6.25%, 11/01/2028(a)		220	226,408
Indigo Natural Resources LLC 5.375%, 02/01/2029(a)		758	746,667

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ithaca Energy North Sea PLC 9.375%, 07/15/2024(a)	U.S.$	679	$680,136
KLX Energy Services Holdings, Inc. 11.50%, 11/01/2025(a)		123	84,868
Laredo Petroleum, Inc. 9.50%, 01/15/2025		266	256,187
Matador Resources Co. 5.875%, 09/15/2026		240	233,820
MEG Energy Corp. 7.125%, 02/01/2027(a)		218	228,005
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		1,638	1,318,891
Murphy Oil Corp. 5.75%, 08/15/2025		227	226,760
5.875%, 12/01/2027		233	228,525
6.375%, 07/15/2028		53	53,032
6.875%, 08/15/2024		61	62,269
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		533	449,101
7.50%, 01/15/2028(a)		2,085	1,712,632
Neptune Energy Bondco PLC 6.625%, 05/15/2025(a)		200	200,207
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		1,802	1,851,500
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		2,003	2,058,987
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		1,291	1,247,791
Occidental Petroleum Corp. 2.70%, 02/15/2023		718	716,519
2.90%, 08/15/2024		721	712,071
3.40%, 04/15/2026		109	106,058
3.50%, 06/15/2025		599	592,894
5.50%, 12/01/2025		158	167,076
5.875%, 09/01/2025		245	261,473
6.125%, 01/01/2031		365	402,433
6.375%, 09/01/2028		215	235,989
6.45%, 09/15/2036		221	243,486
6.625%, 09/01/2030		210	236,085
7.50%, 05/01/2031		203	236,731
8.00%, 07/15/2025		387	444,014
8.50%, 07/15/2027		184	218,288
8.875%, 07/15/2030		184	232,104
Parkland Corp./Canada 6.00%, 04/01/2026(a)		1,147	1,198,684

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028	U.S.$	81	$59,834
7.25%, 06/15/2025		326	265,139
9.25%, 05/15/2025(a)		1,753	1,791,130
PDC Energy, Inc. 5.75%, 05/15/2026		2,013	2,093,921
6.125%, 09/15/2024		1,185	1,217,024
Range Resources Corp. 4.875%, 05/15/2025		97	96,028
5.00%, 03/15/2023		139	141,471
8.25%, 01/15/2029(a)		624	667,815
Rockies Express Pipeline LLC 6.875%, 04/15/2040(a)		125	135,839
SM Energy Co. 5.00%, 01/15/2024		525	492,766
5.625%, 06/01/2025		2,497	2,310,487
Southwestern Energy Co. 6.45%, 01/23/2025		216	232,219
7.50%, 04/01/2026		213	225,493
8.375%, 09/15/2028		429	470,998
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		79	81,397
5.875%, 03/15/2028		964	1,013,228
6.00%, 04/15/2027		152	158,980
Talos Production, Inc. 12.00%, 01/15/2026(a)		1,533	1,497,619
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		1,480	1,396,480
5.50%, 03/01/2030		198	207,867
5.875%, 04/15/2026		212	222,146
TechnipFMC PLC 6.50%, 02/01/2026(a)		132	137,749
TerraForm Power Operating LLC 4.75%, 01/15/2030(a)		207	214,835
Transocean Guardian Ltd. 5.875%, 01/15/2024(a)		94	82,580
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		1,300	1,257,943
Transocean Pontus Ltd. 6.125%, 08/01/2025(a)		202	192,430
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		253	233,255
Transocean, Inc. 7.25%, 11/01/2025(a)		359	229,676
7.50%, 01/15/2026(a)		762	485,041
11.50%, 01/30/2027(a)		445	381,456

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

USA Compression Partners LP/USA Compression Finance Corp. 6.875%, 09/01/2027	U.S.$	263	$270,934
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(d)		1,283	– 0	–
7.50%, 11/01/2019(b)(c)(d)(e)		2,176	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		4,154	4,416,664
Weatherford International Ltd. 8.75%, 09/01/2024(a)		223	232,797
Western Midstream Operating LP 3.95%, 06/01/2025		264	270,886
4.00%, 07/01/2022		277	284,000
4.35%, 02/01/2025		569	588,529
4.50%, 03/01/2028		216	224,062
4.75%, 08/15/2028		453	473,289
5.30%, 02/01/2030		603	654,495
5.45%, 04/01/2044		193	198,011
6.50%, 02/01/2050		212	229,079

			74,962,877

Other Industrial – 0.3%
AECOM 5.125%, 03/15/2027		252	274,169
5.875%, 10/15/2024		203	228,088
American Builders & Contractors Supply Co., Inc. 5.875%, 05/15/2026(a)		214	220,967
Avient Corp. 5.75%, 05/15/2025(a)		400	424,972
IAA, Inc. 5.50%, 06/15/2027(a)		315	330,219
Interface, Inc. 5.50%, 12/01/2028(a)		258	266,746
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		674	685,929
Laureate Education, Inc. 8.25%, 05/01/2025(a)		839	878,410
Stena AB 7.00%, 02/01/2024(a)		225	224,688

			3,534,188

Services – 2.2%
ADT Security Corp. (The) 4.125%, 06/15/2023		83	86,275
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		312	330,819

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.75%, 07/15/2027(a)	U.S.$	2,083	$2,286,587
ANGI Group LLC 3.875%, 08/15/2028(a)		2,430	2,426,491
Aptim Corp. 7.75%, 06/15/2025(a)		1,424	1,214,644
APX Group, Inc. 6.75%, 02/15/2027(a)		265	284,137
7.875%, 12/01/2022		911	914,650
Aramark Services, Inc. 5.00%, 04/01/2025-02/01/2028(a)		763	790,224
6.375%, 05/01/2025(a)		569	603,162
Carlson Travel, Inc. 6.75%, 12/15/2025(a)		782	717,485
10.50%, 03/31/2025(g)		138	143,900
Carriage Services, Inc. 6.625%, 06/01/2026(a)		698	732,900
Cars.com, Inc. 6.375%, 11/01/2028(a)		830	865,409
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	478	545,448
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	1,474	1,630,552
Gartner, Inc. 3.75%, 10/01/2030(a)		215	212,935
4.50%, 07/01/2028(a)		512	527,859
Jaguar Holding Co. II/PPD Development LP 4.625%, 06/15/2025(a)		200	208,258
Korn Ferry 4.625%, 12/15/2027(a)		586	596,987
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		958	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		3,454	3,367,583
Nielsen Finance LLC/Nielsen Finance Co. 5.625%, 10/01/2028(a)		106	111,500
5.875%, 10/01/2030(a)		85	92,103
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		25	26,672
6.25%, 01/15/2028(a)		584	607,922
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		366	376,516
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		378	451,516
Service Corp. International/US 3.375%, 08/15/2030		1,114	1,087,436

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TripAdvisor, Inc. 7.00%, 07/15/2025(a)	U.S.$	422	$456,286
Verisure Midholding AB 5.25%, 02/15/2029(a)	EUR	954	1,156,821
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	1,075	1,152,443

			24,005,520

Technology – 2.5%
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		210	214,847
Avaya, Inc. 6.125%, 09/15/2028(a)		2,343	2,489,416
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		2,564	2,729,785
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		1,060	1,075,577
CDK Global, Inc. 5.875%, 06/15/2026		214	221,956
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		681	708,442
CommScope, Inc. 5.50%, 03/01/2024(a)		570	587,747
6.00%, 03/01/2026(a)		500	527,085
LogMeIn, Inc. 5.50%, 09/01/2027(a)		551	576,783
Microchip Technology, Inc. 4.25%, 09/01/2025(a)		612	639,540
NCR Corp. 5.125%, 04/15/2029(a)		3,420	3,452,342
5.75%, 09/01/2027(a)		295	311,794
6.125%, 09/01/2029(a)		227	240,899
8.125%, 04/15/2025(a)		352	385,357
Open Text Holdings, Inc. 4.125%, 02/15/2030(a)		214	216,923
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		485	483,066
Playtika Holding Corp. 4.25%, 03/15/2029(a)		1,117	1,100,494
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		98	100,326
8.25%, 02/01/2028(a)		154	168,751
PTC, Inc. 3.625%, 02/15/2025(a)		219	224,499
Qorvo, Inc. 3.375%, 04/01/2031(a)		219	214,493
4.375%, 10/15/2029		206	220,210
Science Applications International Corp. 4.875%, 04/01/2028(a)		105	108,530

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 4.091%, 06/01/2029(a)	U.S.$	1,573	$1,604,387
4.75%, 06/01/2023		211	225,064
4.875%, 03/01/2024		209	224,339
Sensata Technologies BV 4.00%, 04/15/2029(a)		390	399,176
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		1,100	1,085,293
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		1,941	2,003,040
SS&C Technologies, Inc. 5.50%, 09/30/2027(a)		209	222,337
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		983	970,712
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		2,981	3,099,169
10.50%, 02/01/2024(a)(k)		662	679,785
Xerox Holdings Corp. 5.50%, 08/15/2028(a)		214	221,592

			27,733,756

Transportation - Airlines – 0.3%
American Airlines, Inc. 11.75%, 07/15/2025(a)		196	242,355
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		1,111	1,155,631
5.75%, 04/20/2029(a)		975	1,037,144
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		507	537,770
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		735	830,865

			3,803,765

Transportation - Services – 0.5%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	208,521
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		175	178,107
5.375%, 03/01/2029(a)		582	606,088
5.75%, 07/15/2027(a)		1,031	1,071,134
Fortress Transportation and Infrastructure Investors LLC 6.50%, 10/01/2025(a)		217	226,895
Herc Holdings, Inc. 5.50%, 07/15/2027(a)		181	192,536

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Modulaire Global Finance PLC 8.00%, 02/15/2023(a)	U.S.$	1,821	$1,855,968
United Rentals North America, Inc. 3.875%, 02/15/2031		215	216,178
4.00%, 07/15/2030		214	217,823
5.50%, 05/15/2027		418	445,743
XPO Logistics, Inc. 6.75%, 08/15/2024(a)		262	274,991

			5,493,984

			417,072,326

Financial Institutions – 6.1%
Banking – 2.2%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		1,253	1,288,056
7.00%, 01/15/2026(a)		600	642,120
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(j)	EUR	400	487,424
Series 9 6.50%, 03/05/2025(j)	U.S.$	1,200	1,297,587
Banco Santander SA 6.75%, 04/25/2022(a)(j)	EUR	2,000	2,470,158
CaixaBank SA 5.875%, 10/09/2027(a)(j)		1,000	1,322,360
Citizens Financial Group, Inc. Series B 6.00%, 07/06/2023(j)	U.S.$	970	999,269
Credit Suisse Group AG 6.25%, 12/18/2024(a)(j)		1,404	1,494,906
6.375%, 08/21/2026(a)(j)		1,290	1,370,292
7.50%, 07/17/2023(a)(j)		1,820	1,922,573
Discover Financial Services Series D 6.125%, 06/23/2025(j)		3,470	3,849,886
Freedom Mortgage Corp. 7.625%, 05/01/2026(a)		219	229,348
8.25%, 04/15/2025(a)		215	223,805
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		331	359,654
5.71%, 01/15/2026(a)		1,232	1,376,101
Societe Generale SA 8.00%, 09/29/2025(a)(j)		2,608	3,054,966
UniCredit SpA 9.25%, 06/03/2022(a)(j)	EUR	1,554	1,982,054

			24,370,559

Brokerage – 0.3%
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(d)(e)	U.S.$	1,690	17,745

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NFP Corp. 6.875%, 08/15/2028(a)	U.S.$	2,964	$3,075,016
7.00%, 05/15/2025(a)		502	538,303

			3,631,064

Finance – 1.3%
AerCap Holdings NV 5.875%, 10/10/2079		300	302,953
Air Lease Corp. Series B 4.65%, 06/15/2026(j)		1,229	1,217,004
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		861	823,468
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		884	922,108
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		2,426	2,431,311
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		1,456	1,509,447
Genworth Mortgage Holdings, Inc. 6.50%, 08/15/2025(a)		209	225,377
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, 02/01/2029(a)		125	122,112
4.75%, 09/15/2024		218	226,511
5.25%, 05/15/2027		131	134,991
ILFC E-Capital Trust II 4.22% (H15T 30 Year + 1.80%), 12/21/2065(a)(l)		2,000	1,661,676
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	390	462,142
Navient Corp. 4.875%, 03/15/2028	U.S.$	1,046	1,023,909
5.00%, 03/15/2027		264	264,621
5.625%, 08/01/2033		135	126,513
6.50%, 06/15/2022		490	514,733
OneMain Finance Corp. 6.875%, 03/15/2025		35	39,839
8.875%, 06/01/2025		200	221,606
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625%, 03/01/2029(a)		225	217,568
3.875%, 03/01/2031(a)		220	212,236
SLM Corp. 4.20%, 10/29/2025		228	239,352
5.125%, 04/05/2022		605	620,896
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		289	293,915

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Wholesale Mortgage LLC 5.50%, 04/15/2029(a)	U.S.$	212	$211,905

			14,026,193

Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		1,488	1,536,360
10.125%, 08/01/2026(a)		1,086	1,252,856
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		2,055	2,188,790
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)		1,600	1,719,088
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		2,110	2,147,114
HUB International Ltd. 7.00%, 05/01/2026(a)		292	303,188

			9,147,396

Other Finance – 0.5%
Intrum AB 2.75%, 07/15/2022(a)	EUR	60	69,804
3.00%, 09/15/2027(a)		360	410,134
3.125%, 07/15/2024(a)		489	574,548
3.50%, 07/15/2026(a)		705	825,116
4.875%, 08/15/2025		683	836,480
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(a)	U.S.$	2,094	2,139,429

			4,855,511

REITS – 1.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 5.75%, 05/15/2026(a)		950	976,777
Diversified Healthcare Trust 6.75%, 12/15/2021		1,350	1,363,500
9.75%, 06/15/2025		953	1,078,508
Hospitality Properties Trust 4.50%, 06/15/2023		223	226,489
Howard Hughes Corp. (The) 5.375%, 08/01/2028(a)		210	220,348
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		255	261,098
5.25%, 03/15/2028(a)		1,576	1,638,748

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024	U.S.$	207	$222,458
5.75%, 02/01/2027		991	1,093,687
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 7.50%, 06/01/2025(a)		207	226,418
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 01/15/2029(a)		1,120	1,103,807
9.375%, 04/01/2027(a)		1,794	1,987,718
RHP Hotel Properties LP/RHP Finance Corp. 4.50%, 02/15/2029(a)		118	118,566
SBA Communications Corp. 3.875%, 02/15/2027		215	219,713

			10,737,835

			66,768,558

Utility – 0.6%
Electric – 0.5%
Calpine Corp. 3.75%, 03/01/2031(a)		226	215,414
5.125%, 03/15/2028(a)		528	531,883
NRG Energy, Inc. 6.625%, 01/15/2027		25	26,067
7.25%, 05/15/2026		1,754	1,826,355
PG&E Corp. 5.00%, 07/01/2028		210	221,925
5.25%, 07/01/2030		205	217,289
Talen Energy Supply LLC 6.50%, 06/01/2025		1,741	1,399,672
7.25%, 05/15/2027(a)		339	346,804
10.50%, 01/15/2026(a)		802	708,281
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(c)(d)(e)		626	– 0	–

			5,493,690

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		1,467	1,500,019

			6,993,709

Total Corporates – Non-Investment Grade (cost $476,076,740)			490,834,593

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 10.2%
Financial Institutions – 6.5%
Banking – 4.4%
Ally Financial, Inc. 8.00%, 11/01/2031	U.S.$	39	$53,671
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		847	951,012
Banco Santander SA 5.179%, 11/19/2025		400	454,764
Bank of America Corp. Series DD 6.30%, 03/10/2026(j)		3,043	3,489,033
Series Z 6.50%, 10/23/2024(j)		57	64,009
Barclays Bank PLC 6.86%, 06/15/2032(a)(j)		166	229,266
Barclays PLC 7.125%, 06/15/2025(j)	GBP	404	627,292
7.25%, 03/15/2023(a)(j)		219	325,800
7.875%, 03/15/2022(a)(j)	U.S.$	243	255,828
BNP Paribas SA 6.75%, 03/14/2022(a)(j)		418	434,886
CIT Group, Inc. 3.929%, 06/19/2024		364	384,481
Citigroup, Inc. 3.875%, 02/18/2026(j)		517	514,359
5.95%, 01/30/2023(j)		2,689	2,822,110
Series U 5.00%, 09/12/2024(j)		105	108,226
Series V 4.70%, 01/30/2025(j)		437	440,563
Series W 4.00%, 12/10/2025(j)		413	416,554
Comerica, Inc. 5.625%, 07/01/2025(j)		2,340	2,578,893
Credit Agricole SA 8.125%, 12/23/2025(a)(j)		1,909	2,304,607
Danske Bank A/S Series E 5.875%, 04/06/2022(a)(j)	EUR	1,096	1,338,096
Fifth Third Bancorp Series L 4.50%, 09/30/2025(j)	U.S.$	235	250,143
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(j)		157	173,193

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series P 5.00%, 11/10/2022(j)	U.S.$	1,429	$1,417,919
HSBC Holdings PLC 6.00%, 09/29/2023(a)(j)	EUR	1,819	2,324,936
Series E 4.75%, 07/04/2029(a)(j)		1,595	2,062,060
ING Groep NV 6.50%, 04/16/2025(j)	U.S.$	520	572,842
6.875%, 04/16/2022(a)(j)		250	260,364
JPMorgan Chase & Co. Series V 3.558% (LIBOR 3 Month + 3.32%), 07/01/2021(j)(l)		210	208,354
Lloyds Banking Group PLC 6.413%, 10/01/2035(a)(j)		235	293,595
6.657%, 05/21/2037(a)(j)		98	125,766
7.625%, 06/27/2023(a)(j)	GBP	1,760	2,643,491
Natwest Group PLC 8.625%, 08/15/2021(j)	U.S.$	3,518	3,612,002
Series U 2.574% (LIBOR 3 Month + 2.32%), 09/30/2027(j)(l)		1,100	1,087,423
Nordea Bank Abp 6.625%, 03/26/2026(a)(j)		3,065	3,519,351
Regions Bank/Birmingham AL 6.45%, 06/26/2037		1,500	2,004,087
Standard Chartered PLC 7.50%, 04/02/2022(a)(j)		1,269	1,328,253
7.75%, 04/02/2023(a)(j)		440	477,503
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(j)		1,000	1,070,000
Truist Financial Corp. Series P 4.95%, 09/01/2025(j)		2,201	2,381,047
Series Q 5.10%, 03/01/2030(j)		855	932,395
UBS Group AG 7.00%, 02/19/2025(a)(j)		2,492	2,844,892
UniCredit SpA 5.861%, 06/19/2032(a)		201	222,502
7.296%, 04/02/2034(a)		200	235,797

			47,841,365

Brokerage – 0.1%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(j)		1,251	1,270,422

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	247	$235,596
4.25%, 06/15/2026		33	34,750
5.25%, 08/11/2025(a)		2,239	2,439,434
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		295	303,317
4.125%, 08/01/2025(a)		395	420,757
4.375%, 01/30/2024(a)		29	30,842
4.875%, 10/01/2025(a)		319	348,179

			3,812,875

Insurance – 1.4%
Allstate Corp. (The) 6.50%, 05/15/2057		1,657	2,138,319
American International Group, Inc. 6.82%, 11/15/2037		1,425	1,922,221
Centene Corp. 3.375%, 02/15/2030		214	216,079
4.625%, 12/15/2029		205	221,931
5.375%, 08/15/2026(a)		595	628,668
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		2,559	3,257,254
MetLife, Inc. 10.75%, 08/01/2039		2,350	3,955,067
Prudential Financial, Inc. 5.20%, 03/15/2044		340	362,248
5.625%, 06/15/2043		1,082	1,158,579
Radian Group, Inc. 6.625%, 03/15/2025		110	123,381
Transatlantic Holdings, Inc. 8.00%, 11/30/2039		1,261	1,868,465

			15,852,212

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		235	254,750

REITS – 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		342	360,012
5.00%, 10/15/2027		344	362,144
5.25%, 08/01/2026		137	141,763
Spirit Realty LP 4.45%, 09/15/2026		21	23,283

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Trust Fibra Uno 4.869%, 01/15/2030(a)	U.S.$	1,623	$1,751,582

			2,638,784

			71,670,408

Industrial – 3.7%
Basic – 0.8%
ArcelorMittal SA 3.60%, 07/16/2024		113	119,103
4.55%, 03/11/2026		202	224,803
7.00%, 03/01/2041		362	487,833
7.25%, 10/15/2039		624	850,051
Arconic Corp. 6.00%, 05/15/2025(a)		889	958,319
Georgia-Pacific LLC 8.875%, 05/15/2031		1	1,532
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		272	341,992
GUSAP III LP 4.25%, 01/21/2030(a)		616	648,340
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		386	445,347
MEGlobal Canada ULC 5.875%, 05/18/2030(a)		343	414,426
Minsur SA 6.25%, 02/07/2024(a)		891	985,112
OCP SA 5.625%, 04/25/2024(a)		524	567,990
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/2025		238	293,632
Suzano Austria GmbH 7.00%, 03/16/2047(a)		446	571,990
Vale Overseas Ltd. 3.75%, 07/08/2030		197	206,209
WestRock MWV LLC 7.95%, 02/15/2031		1,000	1,367,820

			8,484,499

Capital Goods – 0.2%
General Electric Co. Series D 3.514% (LIBOR 3 Month + 3.33%), 06/15/2021(j)(l)		1,681	1,586,104
Howmet Aerospace, Inc. 5.90%, 02/01/2027		119	134,997
Textron Financial Corp. 1.929% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(l)		575	459,306

			2,180,407

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.0%
Prosus NV 4.027%, 08/03/2050(a)	U.S.$	331	$302,156
ViacomCBS, Inc. 6.25%, 02/28/2057		200	221,190

			523,346

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 04/01/2045		19	21,879
General Motors Financial Co., Inc. 5.65%, 01/17/2029		30	35,753
Lear Corp. 3.50%, 05/30/2030		3	3,141
4.25%, 05/15/2029		17	18,832
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,084	1,179,476

			1,259,081

Consumer Cyclical - Other – 0.7%
MDC Holdings, Inc. 6.00%, 01/15/2043		2,105	2,658,398
Owens Corning 7.00%, 12/01/2036		777	1,060,570
Resorts World Las Vegas LLC 4.625%, 04/06/2031(a)		1,100	1,097,347
Standard Industries, Inc./NJ 4.375%, 07/15/2030(a)		929	935,758
4.75%, 01/15/2028(a)		211	218,575
Toll Brothers Finance Corp. 4.875%, 03/15/2027		1,124	1,269,605

			7,240,253

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 5.00%, 01/15/2044		141	136,739
QVC, Inc. 4.375%, 03/15/2023-09/01/2028		325	332,403
4.75%, 02/15/2027		213	221,294

			690,436

Consumer Non-Cyclical – 0.2%
Kraft Heinz Foods Co. 4.25%, 03/01/2031		1,779	1,962,637
4.375%, 06/01/2046		210	220,025
4.625%, 10/01/2039		203	220,321
6.875%, 01/26/2039		161	222,039

			2,625,022

Energy – 0.5%
Cenovus Energy, Inc. 6.75%, 11/15/2039		67	83,616

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 3.80%, 06/01/2024	U.S.$	55	$56,340
4.50%, 04/15/2023		217	224,350
5.75%, 01/15/2031(a)		970	1,092,184
Ecopetrol SA 5.875%, 05/28/2045		117	123,868
6.875%, 04/29/2030		1,035	1,253,644
Enable Midstream Partners LP 4.40%, 03/15/2027		1,466	1,586,841
4.95%, 05/15/2028		239	264,173
Energy Transfer Operating LP 4.75%, 01/15/2026		25	27,762
Oleoducto Central SA 4.00%, 07/14/2027(a)		424	447,850
Ovintiv, Inc. 6.50%, 08/15/2034		199	240,031
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		359	398,152
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		32	34,391

			5,833,202

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)		1,580	1,722,200
Fluor Corp. 3.50%, 12/15/2024		228	234,572
4.25%, 09/15/2028		202	205,210

			2,161,982

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		176	203,518
Verisk Analytics, Inc. 5.50%, 06/15/2045		5	6,332

			209,850

Technology – 0.3%
Broadcom, Inc. 3.50%, 02/15/2041(a)		588	563,309
Dell International LLC/EMC Corp. 8.35%, 07/15/2046(a)		524	797,606
Nokia Oyj 4.375%, 06/12/2027		207	220,699
6.625%, 05/15/2039		527	642,164
VeriSign, Inc. 4.75%, 07/15/2027		210	222,828
Western Digital Corp. 4.75%, 02/15/2026		323	356,160

			2,802,766

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.6%
American Airlines Pass Through Trust 3.375%, 05/01/2027	U.S.$	176	$170,310
4.95%, 01/15/2023		232	232,024
Delta Air Lines, Inc. 2.90%, 10/28/2024		230	229,409
3.80%, 04/19/2023		162	166,157
7.00%, 05/01/2025(a)		1,091	1,256,208
7.375%, 01/15/2026		198	233,242
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		617	658,701
4.75%, 10/20/2028(a)		716	778,650
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		2,484	2,723,146

			6,447,847

Transportation - Services – 0.0%
United Rentals North America, Inc. 3.875%, 11/15/2027		55	57,141

			40,515,832

Total Corporates – Investment Grade (cost $97,950,724)			112,186,240

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.0%
Risk Share Floating Rate – 7.5%
Bellemeade Re Ltd. Series 2018-3A, Class M2 2.859% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(l)		915	919,272
Series 2019-3A, Class M1C 2.059% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(l)		1,555	1,549,140
Series 2019-4A, Class M2 2.959% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(l)		475	474,623
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.459% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(l)		441	447,215
Series 2019-R05, Class 1M2 2.109% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(l)		301	300,685
Series 2020-SBT1, Class 1M2 3.759% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)		1,062	1,063,098

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-SBT1, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(l)	U.S.$	182	$182,632
Eagle Re Ltd. Series 2018-1, Class M2 3.109% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(l)		2,764	2,788,529
Series 2019-1, Class M2 3.409% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(l)		180	181,800
Series 2020-1, Class M2 2.109% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(l)		558	524,686
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.359% (LIBOR 1 Month + 4.25%), 11/25/2023(l)		1,226	1,222,638
Series 2014-DN3, Class M3 4.109% (LIBOR 1 Month + 4.00%), 08/25/2024(l)		100	101,044
Series 2014-HQ1, Class M3 4.209% (LIBOR 1 Month + 4.10%), 08/25/2024(l)		451	456,557
Series 2014-HQ2, Class M3 3.859% (LIBOR 1 Month + 3.75%), 09/25/2024(l)		3,123	3,213,887
Series 2014-HQ3, Class M3 4.859% (LIBOR 1 Month + 4.75%), 10/25/2024(l)		945	956,517
Series 2015-DN1, Class B 11.609% (LIBOR 1 Month + 11.50%), 01/25/2025(l)		2,162	2,259,052
Series 2015-DN1, Class M3 4.259% (LIBOR 1 Month + 4.15%), 01/25/2025(l)		81	80,562
Series 2015-DNA1, Class B 9.309% (LIBOR 1 Month + 9.20%), 10/25/2027(l)		593	683,791
Series 2015-DNA1, Class M3 3.409% (LIBOR 1 Month + 3.30%), 10/25/2027(l)		175	178,102
Series 2015-DNA2, Class B 7.659% (LIBOR 1 Month + 7.55%), 12/25/2027(l)		1,450	1,561,344
Series 2015-DNA3, Class B 9.459% (LIBOR 1 Month + 9.35%), 04/25/2028(l)		1,017	1,195,527

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA3, Class M3 4.809% (LIBOR 1 Month + 4.70%), 04/25/2028(l)	U.S.$	498	$516,409
Series 2015-HQ1, Class B 10.859% (LIBOR 1 Month + 10.75%), 03/25/2025(l)		3,496	3,439,592
Series 2015-HQA1, Class B 8.909% (LIBOR 1 Month + 8.80%), 03/25/2028(l)		1,003	1,085,838
Series 2016-DNA2, Class B 10.609% (LIBOR 1 Month + 10.50%), 10/25/2028(l)		855	994,930
Series 2016-DNA3, Class B 11.359% (LIBOR 1 Month + 11.25%), 12/25/2028(l)		2,758	3,232,474
Series 2016-DNA3, Class M3 5.109% (LIBOR 1 Month + 5.00%), 12/25/2028(l)		880	925,355
Series 2016-DNA4, Class B 8.709% (LIBOR 1 Month + 8.60%), 03/25/2029(l)		393	408,118
Series 2016-DNA4, Class M3 3.909% (LIBOR 1 Month + 3.80%), 03/25/2029(l)		1,630	1,693,776
Series 2016-HQA2, Class B 11.609% (LIBOR 1 Month + 11.50%), 11/25/2028(l)		421	495,995
Series 2016-HQA2, Class M3 5.259% (LIBOR 1 Month + 5.15%), 11/25/2028(l)		937	976,278
Series 2016-HQA4, Class M3 4.009% (LIBOR 1 Month + 3.90%), 04/25/2029(l)		960	992,795
Series 2017-DNA1, Class B1 5.059% (LIBOR 1 Month + 4.95%), 07/25/2029(l)		310	330,691
Series 2017-DNA2, Class B1 5.259% (LIBOR 1 Month + 5.15%), 10/25/2029(l)		978	1,049,325
Series 2017-DNA2, Class M2 3.559% (LIBOR 1 Month + 3.45%), 10/25/2029(l)		1,374	1,423,843
Series 2017-DNA3, Class B1 4.559% (LIBOR 1 Month + 4.45%), 03/25/2030(l)		615	638,175
Series 2017-HQA1, Class M2 3.659% (LIBOR 1 Month + 3.55%), 08/25/2029(l)		1,799	1,844,732

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-HQA1, Class M2 2.409% (LIBOR 1 Month + 2.30%), 09/25/2030(l)	U.S.$	378	$378,415
Series 2018-HQA2, Class M2 2.409% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(l)		2,257	2,257,100
Series 2019-DNA1, Class M2 2.759% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(l)		409	411,237
Series 2019-DNA3, Class M2 2.159% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(l)		444	443,424
Series 2020-HQA2, Class M2 3.209% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(l)		99	99,516
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.509% (LIBOR 1 Month + 4.40%), 01/25/2024(l)		1,299	1,328,593
Series 2014-C03, Class 2M2 3.009% (LIBOR 1 Month + 2.90%), 07/25/2024(l)		63	63,585
Series 2014-C04, Class 1M2 5.009% (LIBOR 1 Month + 4.90%), 11/25/2024(l)		1,986	2,045,078
Series 2015-C01, Class 1M2 4.409% (LIBOR 1 Month + 4.30%), 02/25/2025(l)		1,134	1,147,943
Series 2015-C01, Class 2M2 4.659% (LIBOR 1 Month + 4.55%), 02/25/2025(l)		180	180,087
Series 2015-C02, Class 1M2 4.109% (LIBOR 1 Month + 4.00%), 05/25/2025(l)		354	358,357
Series 2015-C03, Class 1M2 5.109% (LIBOR 1 Month + 5.00%), 07/25/2025(l)		1,071	1,098,889
Series 2015-C04, Class 1M2 5.809% (LIBOR 1 Month + 5.70%), 04/25/2028(l)		1,529	1,622,317
Series 2015-C04, Class 2M2 5.659% (LIBOR 1 Month + 5.55%), 04/25/2028(l)		467	492,534
Series 2016-C01, Class 1B 11.859% (LIBOR 1 Month + 11.75%), 08/25/2028(l)		676	819,769

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 6.859% (LIBOR 1 Month + 6.75%), 08/25/2028(l)	U.S.$	1,751	$1,851,466
Series 2016-C01, Class 2M2 7.059% (LIBOR 1 Month + 6.95%), 08/25/2028(l)		294	313,066
Series 2016-C02, Class 1B 12.359% (LIBOR 1 Month + 12.25%), 09/25/2028(l)		447	552,529
Series 2016-C02, Class 1M2 6.109% (LIBOR 1 Month + 6.00%), 09/25/2028(l)		1,092	1,150,511
Series 2016-C03, Class 1B 11.859% (LIBOR 1 Month + 11.75%), 10/25/2028(l)		372	451,824
Series 2016-C03, Class 2B 12.859% (LIBOR 1 Month + 12.75%), 10/25/2028(l)		631	769,280
Series 2016-C03, Class 2M2 6.009% (LIBOR 1 Month + 5.90%), 10/25/2028(l)		2,218	2,345,912
Series 2016-C04, Class 1B 10.359% (LIBOR 1 Month + 10.25%), 01/25/2029(l)		1,482	1,726,223
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(l)		1,817	2,123,444
Series 2016-C06, Class 1B 9.359% (LIBOR 1 Month + 9.25%), 04/25/2029(l)		1,280	1,424,283
Series 2016-C07, Class 2B 9.609% (LIBOR 1 Month + 9.50%), 05/25/2029(l)		1,556	1,762,110
Series 2016-C07, Class 2M2 4.459% (LIBOR 1 Month + 4.35%), 05/25/2029(l)		152	158,586
Series 2017-C01, Class 1B1 5.859% (LIBOR 1 Month + 5.75%), 07/25/2029(l)		460	499,096
Series 2017-C01, Class 1M2 3.659% (LIBOR 1 Month + 3.55%), 07/25/2029(l)		936	963,662
Series 2017-C02, Class 2M2 3.759% (LIBOR 1 Month + 3.65%), 09/25/2029(l)		1,043	1,071,731
Series 2017-C03, Class 1B1 4.959% (LIBOR 1 Month + 4.85%), 10/25/2029(l)		312	332,533

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C03, Class 1M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2029(l)	U.S.$	163	$166,257
Series 2017-C05, Class 1B1 3.709% (LIBOR 1 Month + 3.60%), 01/25/2030(l)		319	326,661
Series 2017-C06, Class 2M2 2.909% (LIBOR 1 Month + 2.80%), 02/25/2030(l)		26	25,763
Series 2018-C01, Class 1B1 3.659% (LIBOR 1 Month + 3.55%), 07/25/2030(l)		1,102	1,108,474
Series 2018-C04, Class 2M2 2.659% (LIBOR 1 Month + 2.55%), 12/25/2030(l)		360	360,230
Home Re Ltd. Series 2018-1, Class M2 3.109% (LIBOR 1 Month + 3.00%), 10/25/2028(a)(l)		988	996,475
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.609% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(l)		806	737,215
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.009% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(l)		2,683	2,621,351
Oaktown Re III Ltd. Series 2019-1A, Class M2 2.659% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(l)		3,150	3,169,374
Radnor Re Ltd. Series 2018-1, Class M2 2.809% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(l)		150	151,167
Series 2019-1, Class M2 3.309% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(l)		1,500	1,501,883
STACR Trust Series 2018-DNA3, Class M2 2.209% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(l)		353	351,211
Triangle Re Ltd. Series 2020-1, Class M2 5.709% (LIBOR 1 Month + 5.60%), 10/25/2030(a)(l)		480	495,786

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609% (LIBOR 1 Month + 5.50%), 11/25/2025(g)(l)	U.S.$	289	$285,356

			82,929,330

Non-Agency Fixed Rate – 0.6%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		626	488,311
Series 2006-42, Class 1A6 6.00%, 01/25/2047		537	418,263
Series 2006-HY12, Class A5 3.232%, 08/25/2036		802	803,741
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		756	682,704
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		660	519,855
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.466%, 05/25/2047		125	123,573
Series 2007-4, Class 22A1 3.615%, 06/25/2047		499	498,828
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		448	240,380
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.023%, 09/25/2047		141	135,644
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.195%, 03/25/2037		84	83,973
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		660	660,059
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		252	160,912
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		303	295,084
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		152	113,787
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.539%, 10/25/2036		1,337	542,782

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.897%, 12/28/2037	U.S.$	519	$517,004

			6,284,900

Non-Agency Floating Rate – 0.5%
Alternative Loan Trust Series 2007-7T2, Class A3 0.709% (LIBOR 1 Month + 0.60%), 04/25/2037(l)		2,220	727,770
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 4.691% (4.80% – LIBOR 1 Month), 09/25/2035(l)(m)		88	2,449
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.709% (LIBOR 1 Month + 0.60%), 08/25/2037(l)		381	176,267
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.359% (LIBOR 1 Month + 0.25%), 04/25/2037(l)		258	69,588
Series 2007-FA2, Class 1A6 5.441% (5.55% – LIBOR 1 Month), 04/25/2037(l)(m)		87	14,863
Lehman XS Trust Series 2007-10H, Class 2AIO 6.885% (7.00% – LIBOR 1 Month), 07/25/2037(l)(m)		208	37,384
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 6.441% (6.55% – LIBOR 1 Month), 12/25/2036(l)(m)		2,594	493,451
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 0.469% (LIBOR 1 Month + 0.36%), 01/25/2037(l)		6,881	3,750,083

			5,271,855

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4767, Class KI 6.00%, 03/15/2048(n)		15,137	3,240,210

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Freddie Mac Strips Series 247, Class 54 5.50%, 04/15/2036(n)	U.S.$	7,128	$1,517,173

			4,757,383

Total Collateralized Mortgage Obligations (cost $95,784,153)			99,243,468

EMERGING MARKETS – SOVEREIGNS – 8.5%
Angola – 0.4%
Angolan Government International Bond 8.00%, 11/26/2029(a)		835	783,334
8.25%, 05/09/2028(a)		400	382,750
9.125%, 11/26/2049(a)		399	370,696
9.375%, 05/08/2048(a)		222	208,749
9.50%, 11/12/2025(a)		2,318	2,419,413

			4,164,942

Argentina – 0.7%
Argentine Republic Government International Bond 0.125%, 07/09/2030-07/09/2041		24,306	7,526,608
1.00%, 07/09/2029		1,218	436,162

			7,962,770

Bahrain – 0.5%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		1,146	1,104,099
5.625%, 09/30/2031(a)		1,193	1,177,342
6.75%, 09/20/2029(a)		528	573,870
7.00%, 10/12/2028(a)		1,253	1,395,529
CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(a)		1,116	1,225,856

			5,476,696

Costa Rica – 0.1%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		1,399	1,406,432

Dominican Republic – 0.7%
Dominican Republic International Bond 5.50%, 01/27/2025(a)		149	163,341
5.95%, 01/25/2027(a)		385	431,681
8.625%, 04/20/2027(a)		5,719	6,934,288

			7,529,310

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.2%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)	U.S.$	371	$150,264
0.50%, 07/31/2030-07/31/2040(a)		5,017	2,459,701

			2,609,965

Egypt – 1.0%
Egypt Government International Bond 6.125%, 01/31/2022(a)		3,559	3,651,311
6.20%, 03/01/2024(a)		2,290	2,434,556
7.625%, 05/29/2032(a)		1,075	1,097,172
8.50%, 01/31/2047(a)		1,378	1,366,804
8.70%, 03/01/2049(a)		998	996,129
8.875%, 05/29/2050(a)		1,096	1,118,605

			10,664,577

El Salvador – 0.3%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		146	145,270
7.125%, 01/20/2050(a)		2,402	2,155,795
7.625%, 09/21/2034(a)		762	737,235
7.65%, 06/15/2035(a)		16	15,640
7.75%, 01/24/2023(a)		339	352,560

			3,406,500

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/2024(a)		789	818,017
6.625%, 02/06/2031(a)		2,986	2,877,758

			3,695,775

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(a)		2,087	2,025,042
8.627%, 06/16/2049(a)		215	198,405
8.95%, 03/26/2051(a)		858	811,346
10.75%, 10/14/2030(a)		780	969,882

			4,004,675

Honduras – 0.1%
Honduras Government International Bond 6.25%, 01/19/2027(a)		1,106	1,204,849
7.50%, 03/15/2024(a)		395	426,970

			1,631,819

Ivory Coast – 0.6%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	1,223	1,394,771
5.125%, 06/15/2025(a)		168	218,747
5.875%, 10/17/2031(a)		1,880	2,327,311

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 06/15/2033(a)	U.S.$	752	$764,925
6.375%, 03/03/2028(a)		966	1,043,280
6.625%, 03/22/2048(a)	EUR	331	391,803

			6,140,837

Jamaica – 0.1%
Jamaica Government International Bond 7.625%, 07/09/2025	U.S.$	506	587,434

Jordan – 0.1%
Jordan Government International Bond 5.75%, 01/31/2027(a)		634	663,124

Kenya – 0.5%
Kenya Government International Bond 6.875%, 06/24/2024(a)		3,550	3,897,234
7.00%, 05/22/2027(a)		837	888,528
7.25%, 02/28/2028(a)		649	682,870

			5,468,632

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(d)(i)		427	47,637
6.85%, 03/23/2027(a)(d)(i)		454	50,515
Series G
1.00%, 11/27/2026(a)(d)(i)		1,654	189,176

			287,328

Nigeria – 0.7%
Nigeria Government International Bond 6.375%, 07/12/2023(a)		740	792,031
6.50%, 11/28/2027(a)		388	398,912
7.625%, 11/21/2025-11/28/2047(a)		4,965	5,267,668
7.696%, 02/23/2038(a)		810	793,547
7.875%, 02/16/2032(a)		489	502,295

			7,754,453

Oman – 0.6%
Oman Government International Bond 4.125%, 01/17/2023(a)		4,265	4,359,630
4.75%, 06/15/2026(a)		550	563,578
6.00%, 08/01/2029(a)		210	218,138
6.25%, 01/25/2031(a)		1,404	1,468,496

			6,609,842

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		215	223,734

Senegal – 0.4%
Senegal Government International Bond 6.25%, 05/23/2033(a)		593	589,109

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.75%, 03/13/2048(a)	U.S.$	3,345	$3,181,931
8.75%, 05/13/2021(a)		310	310,097

			4,081,137

South Africa – 0.0%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		200	184,125

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		485	295,092

Ukraine – 0.7%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		1,886	1,875,391
7.375%, 09/25/2032(a)		1,400	1,403,938
7.75%, 09/01/2022-09/01/2024(a)		4,622	4,961,361

			8,240,690

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 09/15/2027(d)(i)		7,978	797,800
9.25%, 05/07/2028(a)(d)(i)		300	30,000

			827,800

Total Emerging Markets – Sovereigns (cost $100,310,012)			93,917,689

GOVERNMENTS – TREASURIES – 5.2%
Colombia – 0.5%
Colombian TES Series B 10.00%, 07/24/2024	COP	18,165,600	5,798,536

Mexico – 0.2%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	46,433	2,420,101

Russia – 0.7%
Russian Federal Bond – OFZ Series 6209 7.60%, 07/20/2022	RUB	37,074	504,267
Series 6212 7.05%, 01/19/2028		220,100	2,944,001
Series 6217 7.50%, 08/18/2021		274,943	3,670,658

			7,118,926

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 3.8%
U.S. Treasury Bonds 2.75%, 11/15/2042(o)	U.S.$	2,154	$2,302,088
5.00%, 05/15/2037(o)		1,824	2,555,880
5.25%, 02/15/2029(p)		1,320	1,686,506
6.125%, 11/15/2027(q)		1,000	1,306,094
U.S. Treasury Notes 2.25%, 02/15/2027(p)(q)		18,950	20,116,609
2.875%, 08/15/2028(p)		12,787	14,053,712

			42,020,889

Total Governments – Treasuries (cost $55,520,274)			57,358,452

BANK LOANS – 5.0%
Industrial – 4.6%
Capital Goods – 0.5%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(r)		2,203	2,199,535
BWay Holding Company 3.443% (LIBOR 3 Month + 3.25%), 04/03/2024(r)		989	967,033
Granite US Holdings Corp. 4.169% (LIBOR 2 Month + 4.00%), 09/30/2026(b)(r)		1,535	1,529,177
TransDigm, Inc. 2.359% (LIBOR 1 Month + 2.25%), 12/09/2025(r)		348	340,819
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.609% (LIBOR 1 Month + 2.50%), 10/23/2025(b)(r)		110	104,603

			5,141,167

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 6.000% (LIBOR 3 Month + 5.25%), 10/28/2027(r)		1,746	1,740,947
Clear Channel Outdoor Holdings, Inc. 3.712% (LIBOR 3 Month + 3.50%), 08/21/2026(r)		320	306,818
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.109% (LIBOR 1 Month + 3.00%), 05/01/2026(r)		395	389,877
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(r)		352	352,747

			2,790,389

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(r)	U.S.$	1,096	$1,059,703
Zacapa S.A.R.L. 4.703% (LIBOR 3 Month + 4.50%), 07/02/2025(r)		2,159	2,161,174

			3,220,877

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.359% (LIBOR 1 Month + 3.25%), 04/30/2026(b)(r)		493	487,732
Navistar, Inc. 3.620% (LIBOR 1 Month + 3.50%), 11/06/2024(r)		344	344,053

			831,785

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(r)		949	932,100

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC 2.859% (LIBOR 1 Month + 2.75%), 12/23/2024(r)		1,384	1,362,277
Flutter Entertainment PLC 3.703% (LIBOR 3 Month + 3.50%), 07/10/2025(r)		126	126,139
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(b)(r)		22	24,851
Scientific Games International, Inc. 2.859% (LIBOR 1 Month + 2.75%), 08/14/2024(r)		858	840,650

			2,353,917

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 2.953% (LIBOR 3 Month + 2.75%), 02/05/2025(r)		842	834,271
Whatabrands LLC 2.856% (LIBOR 1 Month + 2.75%), 07/31/2026(r)		381	378,219

			1,212,490

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.3%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(r)	U.S.$	485	$485,541
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(r)		2,230	2,224,871
Serta Simmons Bedding, LLC 9.000% (LIBOR 3 Month + 8.00%), 11/08/2024(r)		1,270	642,281

			3,352,693

Consumer Non-Cyclical – 1.1%
Aldevron, LLC 4.250% (LIBOR 1 Month + 3.25%), 10/12/2026(r)		810	808,326
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 7.859% (LIBOR 1 Month + 7.75%), 09/26/2025(r)		1,866	1,867,452
Arbor Pharmaceuticals, LLC 6.000% (LIBOR 3 Month + 5.00%), 07/05/2023(r)		1,040	1,003,637
Froneri International Limited 5.859% (LIBOR 1 Month + 5.75%), 01/31/2028(b)(r)		160	161,901
Global Medical Response, Inc. (fka Air Medical) 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(r)		905	898,780
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(r)		788	775,921
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.865% (LIBOR 1 Month + 3.75%), 11/16/2025(r)		793	790,369
Mallinckrodt International Finance S.A. 5.500% (LIBOR 3 Month + 4.75%), 09/24/2024(r)		874	859,880
Milano Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(b)(r)		1,237	1,230,715
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(r)		1,546	1,536,305

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(r)	U.S.$	1,975	$1,976,907

			11,910,193

Energy – 0.3%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(r)		518	518,725
Enviva Holdings, LP 6.500% (LIBOR 3 Month + 5.50%), 02/17/2026(b)(r)		2,520	2,520,000

			3,038,725

Other Industrial – 0.3%
American Tire Distributors, Inc. 7.000% (LIBOR 3 Month + 6.00%), 09/01/2023(r)		221	217,613
8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(r)		635	619,877
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(r)		73	71,189
Core & Main LP 3.750% (LIBOR 3 Month + 2.75%), 08/01/2024(r)		195	193,884
Dealer Tire, LLC 4.359% (LIBOR 1 Month + 4.25%), 12/12/2025(r)		296	296,366
Fluid-Flow Products, Inc. 03/16/2029(b)(s)		640	636,800
Rockwood Service Corporation 4.359% (LIBOR 1 Month + 4.25%), 01/23/2027(r)		88	87,688
RS IVY Holdco, Inc. 6.500% (LIBOR 1 Month + 5.50%), 12/23/2027(b)(r)		1,387	1,386,525

			3,509,942

Services – 0.2%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.359% (LIBOR 1 Month + 4.25%), 07/10/2026(r)		285	284,478
Amentum Government Services Holdings LLC 3.609% (LIBOR 1 Month + 3.50%), 01/29/2027(b)(r)		318	314,160
Parexel International Corporation 2.859% (LIBOR 1 Month + 2.75%), 09/27/2024(r)		225	222,055

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabre GLBL, Inc. 4.750% (LIBOR 1 Month + 4.00%), 12/17/2027(r)	U.S.$	618	$624,251
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(r)		735	681,473
Verscend Holding Corp. 4.609% (LIBOR 1 Month + 4.50%), 08/27/2025(r)		755	754,562

			2,880,979

Technology – 0.9%
Athenahealth, Inc. 4.453% (LIBOR 3 Month + 4.25%), 02/11/2026(r)		2,016	2,017,468
Boxer Parent Company Inc. (fka BMC Software, Inc.) 3.859% (LIBOR 1 Month + 3.75%), 10/02/2025(r)		1,514	1,506,879
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(r)		1,994	1,970,324
Peraton Corp. 02/01/2028(s)		410	409,660
4.500% (LIBOR 2 Month + 3.75%), 02/01/2028(r)		230	229,809
Presidio Holdings, Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(r)		395	393,534
Solera, LLC (Solera Finance, Inc.) 2.859% (LIBOR 1 Month + 2.75%), 03/03/2023(r)		2,503	2,487,154
Veritas US, Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(r)		586	586,527

			9,601,355

			50,776,612

Financial Institutions – 0.2%
Insurance – 0.2%
Jones DesLauriers Insurance Management Inc. 03/22/2029-03/26/2029(b)(s)	CAD	1,335	1,065,281
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.859% (LIBOR 1 Month + 3.75%), 09/03/2026(r)	U.S.$	1,388	1,378,390

			2,443,671

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(r)	U.S.$	1,637	$1,633,353
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(r)		313	312,333

			1,945,686

Total Bank Loans (cost $55,473,271)			55,165,969

EMERGING MARKETS – CORPORATE BONDS – 4.9%
Industrial – 4.4%
Basic – 1.7%
Braskem America Finance Co. 7.125%, 07/22/2041(a)		944	1,069,066
Braskem Idesa SAPI 7.45%, 11/15/2029(a)		1,010	997,375
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		1,342	1,345,288
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		949	967,605
CSN Inova Ventures 6.75%, 01/28/2028(a)		305	322,667
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		2,403	2,524,795
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		1,503	1,642,226
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		1,215	1,301,404
7.25%, 04/01/2023(a)		4,236	4,308,012
7.50%, 04/01/2025(a)		261	269,156
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		1,681	1,771,732
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		2,112	2,285,432
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		207	211,140

			19,015,898

Capital Goods – 0.3%
Cemex SAB de CV 5.20%, 09/17/2030(a)		200	215,500
7.375%, 06/05/2027(a)		424	478,590
Embraer Netherlands Finance BV 5.40%, 02/01/2027		918	956,946
6.95%, 01/17/2028(a)		724	794,525

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Klabin Austria Gmbh 7.00%, 04/03/2049(a)	U.S.$	607	$725,831
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		2,661	61,543

			3,232,935

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		481	484,157
VTR Finance NV 6.375%, 07/15/2028(a)		322	347,062

			831,219

Communications - Telecommunications – 0.4%
Digicel Group 0.5 Ltd. 7.00%, 04/12/2021(f)(g)(j)		85	62,255
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(f)		140	114,165
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(f)		1,411	1,372,805
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd. 8.75%, 05/25/2024(a)		657	674,817
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		380	424,650
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		615	647,387
VTR Comunicaciones SpA 5.125%, 01/15/2028(a)		386	402,839

			3,698,918

Consumer Cyclical - Other – 0.6%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		228	240,255
5.625%, 07/17/2027(a)		965	1,011,425
5.75%, 07/21/2028(a)		212	225,832
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		200	202,765
5.25%, 06/18/2025(a)		222	230,728
5.375%, 05/15/2024(a)		398	410,172
5.875%, 05/15/2026(a)		414	433,406
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		609	611,253
6.00%, 07/15/2025(a)		448	471,818
6.50%, 01/15/2028(a)		423	454,064
Wynn Macau Ltd. 4.875%, 10/01/2024(a)		286	289,843
5.50%, 01/15/2026-10/01/2027(a)		1,481	1,541,518

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.625%, 08/26/2028(a)	U.S.$	717	$748,726

			6,871,805

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(c)(f)(g)		1,052	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(f)(g)		541	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(a)		798	818,345
BRF SA 4.875%, 01/24/2030(a)		1,018	1,037,368
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		449	469,620
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025		1,040	1,147,939
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(d)(f)(g)(i)		618	18,606
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		327	342,381
USJ Acucar e Alcool SA 9.875%, 11/09/2023(a)(d)(i)		670	193,971
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(g)		4,090	29,946
10.875%, 01/13/2020(d)(e)(g)		480	163,200
11.75%, 02/09/2022(d)(g)(i)		1,620	8,080

			4,229,456

Energy – 0.9%
Cosan Ltd. 5.50%, 09/20/2029(a)		461	486,240
Geopark Ltd. 5.50%, 01/17/2027(a)		214	217,143
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		545	512,712
Leviathan Bond Ltd. 6.50%, 06/30/2027(a)		1,197	1,311,302
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		503	525,006
MV24 Capital BV 6.748%, 06/01/2034(a)		525	548,185
Peru LNG Srl 5.375%, 03/22/2030(a)		2,064	1,844,700

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petrobras Global Finance BV 5.093%, 01/15/2030	U.S.$	500	$519,180
5.60%, 01/03/2031		3,345	3,510,148
8.75%, 05/23/2026		176	219,446
SEPLAT Petroleum Development Co. PLC 7.75%, 04/01/2026(a)		581	582,271

			10,276,333

			48,156,564

Utility – 0.4%
Electric – 0.4%
AES Gener SA 6.35%, 10/07/2079(a)		495	527,794
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		1,927	2,210,028
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)		1,120	1,158,850
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		208	231,913
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		118	120,953

			4,249,538

Financial Institutions – 0.1%
Banking – 0.1%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		550	584,031

Finance – 0.0%
Global Aircraft Leasing Co., Ltd. 7.25% (6.50% Cash or 7.25% PIK), 09/15/2024(a)(f)		256	244,969

Insurance – 0.0%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(l)		53	53,229
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(f)		400	428,554

			481,783

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)		179	29,325
5.25%, 12/27/2033(a)(f)		556	92,410

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.125%, 12/26/2046(a)(f)	U.S.$	1,442	$231,677

			353,412

			1,664,195

Total Emerging Markets – Corporate Bonds (cost $59,196,330)			54,070,297

COLLATERALIZED LOAN OBLIGATIONS – 1.6%
CLO - Floating Rate – 1.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(l)		2,358	2,361,352
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class E 8.03% (LIBOR 3 Month + 7.89%), 01/20/2032(a)(l)		359	359,328
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 6.41% (LIBOR 3 Month + 6.22%), 04/15/2034(a)(l)		250	245,000
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.523% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(l)		417	410,737
Dryden CLO Ltd. Series 2018-57A, Class E 5.394% (LIBOR 3 Month + 5.20%), 05/15/2031(a)(l)		275	256,799
Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(l)		3,000	3,007,866
Series 2020-78A, Class D 3.223% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(l)		1,329	1,332,455
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(l)		648	630,431
Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(l)		1,006	994,507
Elmwood CLO VII Ltd. Series 2020-4A, Class E 7.249% (LIBOR 3 Month + 7.10%), 01/17/2034(a)(l)		402	405,602

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 6.116% (LIBOR 3 Month + 6.00%), 01/20/2034(a)(l)	U.S.$	350	$345,924
Kayne CLO Series 2021-11A, Class E 6.43% (LIBOR 3 Month + 6.25%), 04/15/2034(a)(l)		355	354,750
Kayne CLO 4 Ltd. Series 2019-4A, Class E 6.968% (LIBOR 3 Month + 6.75%), 04/25/2032(a)(l)		585	585,407
Kayne CLO 10 Ltd. Series 2021-10A, Class E 6.05% (LIBOR 3 Month + 5.85%), 04/23/2034(a)(l)		750	720,501
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.318% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(l)		1,701	1,675,996
OZLM Ltd Series 2018-22A, Class D 5.523% (LIBOR 3 Month + 5.30%), 01/17/2031(a)(l)		349	313,071
Palmer Square CLO Ltd. Series 2021-1A, Class D 6.19% (LIBOR 3 Month + 6.00%), 04/20/2034(a)(l)		1,202	1,202,230
Sixth Street CLO XVIII Ltd. Series 2021-18A, Class E 6.68% (LIBOR 3 Month + 6.50%), 04/20/2034(a)(l)		1,238	1,237,832
Trimaran Advisors CAVU Ltd. Series 2019-1A, Class E 7.264% (LIBOR 3 Month + 7.04%), 07/20/2032(a)(l)		485	475,590
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(l)		1,050	1,027,243

Total Collateralized Loan Obligations (cost $18,084,725)			17,942,621

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.5%
Quasi-Sovereign Bonds – 1.5%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)	U.S.$	469	$521,909
8.375%, 11/07/2028(a)		1,346	1,553,368

			2,075,277

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023(a)		224	246,698

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 04/24/2030(a)		660	781,401

Mexico – 1.1%
Petroleos Mexicanos 5.95%, 01/28/2031		3,986	3,806,630
6.49%, 01/23/2027		507	527,863
6.50%, 01/23/2029		318	321,061
6.75%, 09/21/2047		2,937	2,497,038
6.84%, 01/23/2030		1,842	1,862,538
6.95%, 01/28/2060		1,024	874,240
7.69%, 01/23/2050		2,469	2,281,356

			12,170,726

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		562	594,666
7.125%, 02/11/2025(a)		437	451,203

			1,045,869

United Arab Emirates – 0.1%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		225	235,687
DP World PLC 5.625%, 09/25/2048(a)		332	388,959

			624,646

Total Quasi-Sovereigns (cost $15,104,067)			16,944,617

		Shares
COMMON STOCKS – 1.4%
Financials – 0.5%
Consumer Finance – 0.2%
Paysafe Group Ltd. – Class B(b)(c)(d)		128,508	1,734,858

68 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.3%
Mt. Logan Re Ltd.(b)(c)(d)	3,082	$2,883,437
Mt. Logan Re Ltd. (Series 1) (Preference Shares)(b)(c)(d)	700	717,983

		3,601,420

		5,336,278

Consumer Discretionary – 0.3%
Auto Components – 0.2%
ATD New Holdings, Inc.(b)(d)	20,185	676,197
Ep Energy Corp.(b)(c)(d)	6,941	138,820
Exide Corp.(b)(c)(d)	643	1,221,700

		2,036,717

Automobiles – 0.1%
Liberty Tire Recycling LLC(b)(c)(d)	7,822	1,282,295

Hotels, Restaurants & Leisure – 0.0%
Carlson Travel, Inc.(b)	138	29,615

Internet & Direct Marketing Retail – 0.0%
Golo Mobile, Inc.	38,543	3,987

		3,352,614

Energy – 0.2%
Energy Equipment & Services – 0.0%
Vantage Drilling International(d)	18,414	59,108

Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.	133,464	735,387
CHC Group LLC(d)(t)	420,181	8,404
Denbury, Inc.(d)	18,097	866,665
Golden Energy Offshore Services AS(d)	916,212	136,042
K201640219 South Africa Ltd. A Shares(b)(c)(d)	12,695,187	13
K201640219 South Africa Ltd. B Shares(b)(c)(d)	2,009,762	2
Paragon Offshore Ltd. – Class A(b)(d)	11,814	1,181
Paragon Offshore Ltd. – Class B(b)(d)	17,721	177,210
SandRidge Energy, Inc.(d)	243	950
Whiting Petroleum Corp.(d)	15,070	534,232

		2,460,086

		2,519,194

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc.(b)(c)(d)	164,865	2,143,245

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(d)		18,153	$508,829
Monitronics International, Inc.(d)		35,682	259,051

			767,880

Industrials – 0.1%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(d)		3	– 0	–

Construction & Engineering – 0.1%
Willscot Corp.		18,809	521,950

			521,950

Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc. – Class A(d)		25,545	463,642

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(d)		838,296	1
Neenah Enterprises, Inc.(b)(c)(d)		58,200	– 0	–

			1

Total Common Stocks (cost $25,856,099)			15,104,804

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.1%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 02/10/2036(a)	U.S.$	691	712,741
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.365%, 04/10/2046(n)		1,303	27,998
Series 2013-GC17, Class D 5.11%, 11/10/2046(a)		902	810,654
Series 2014-GC23, Class D 4.485%, 07/10/2047(a)		856	788,714
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)		182	60,933
Series 2012-CR3, Class XA 1.843%, 10/15/2045(n)		7,077	135,134

70 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-CR5, Class XA 1.512%, 12/10/2045(n)	U.S.$	1,688	$35,314
Series 2013-LC6, Class D 4.305%, 01/10/2046(a)		3,916	3,768,587
Series 2014-CR15, Class XA 0.928%, 02/10/2047(n)		1,638	33,622
Series 2014-CR20, Class XA 1.015%, 11/10/2047(n)		9,246	275,300
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.487%, 02/10/2046(n)		735	16,511
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.606%, 11/15/2045(a)(n)		5,756	90,793
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.60%, 12/10/2045(a)(n)		766	14,261
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.226%, 06/15/2044(a)		1,022	912,221
Series 2012-C7, Class XA 1.302%, 06/15/2045(a)(n)		1,257	10,400
Series 2012-C8, Class E 4.885%, 08/15/2045(a)		3,766	2,937,430
Series 2012-C10, Class XA 1.52%, 12/15/2045(a)(n)		2,920	63,140
Series 2014-C25, Class D 3.803%, 11/15/2047(a)		1,807	1,595,617

			12,289,370

Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.128% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(l)		838	834,147
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.856% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(l)		301	188,879

			1,023,026

Total Commercial Mortgage-Backed Securities (cost $14,179,656)			13,312,396

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 1.0%
Other ABS - Fixed Rate – 0.4%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.713%, 06/15/2043(g)	U.S.$	125	$122,727
Series 2019-24, Class PT 9.489%, 08/15/2044(g)		271	267,744
Series 2019-36, Class PT 11.838%, 10/17/2044(g)		379	377,157
Series 2019-43, Class PT 5.753%, 11/15/2044(g)		216	212,022
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 10.193%, 05/15/2043(g)		97	96,146
Series 2018-12, Class PT 9.249%, 06/15/2043(g)		110	108,869
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 9.984%, 03/16/2043(g)		21	20,612
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		1,350	1,366,670
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(c)(g)		498	201,333
Series 2017-3, Class R Zero Coupon, 05/25/2026(b)(c)(g)		10	394,000
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(b)(c)(g)		12	252,902
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(c)(g)		16	507,387
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(a)		771	835,093

			4,762,662

Autos - Fixed Rate – 0.3%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(a)		1,050	1,082,502
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		1,050	1,109,934

72 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)	U.S.$	770	$815,880

			3,008,316

Home Equity Loans - Fixed Rate – 0.3%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 6.22%, 09/25/2036		580	259,456
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 4.89%, 10/25/2035		521	526,287
GSAA Home Equity Trust Series 2005-12, Class AF5 6.159%, 09/25/2035		838	708,853
Series 2006-10, Class AF3 5.985%, 06/25/2036		975	389,092
Series 2006-6, Class AF4 4.27%, 03/25/2036		1,365	594,219
Series 2006-6, Class AF5 4.27%, 03/25/2036		506	220,117

			2,698,024

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.513% (LGHYI + 4.22%), 05/25/2037(l)		72	72,564

Total Asset-Backed Securities (cost $14,267,775)			10,541,566

		Shares
INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%
iShares JPMorgan USD Emerging Markets Bond ETF(u) (cost $5,351,457)		49,000	5,335,120

PREFERRED STOCKS – 0.4%
Industrial – 0.3%
Energy – 0.2%
Targa Resources Corp. Series A 9.50%		2,000	2,097,098

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		35,175	$1,082,686

			3,179,784

Financial Institutions – 0.1%
Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		42,175	1,131,977

Total Preferred Stocks (cost $4,153,918)			4,311,761

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	750	1,245,352
State of Illinois Series 2010 7.35%, 07/01/2035		1,915	2,377,910

Total Local Governments – US Municipal Bonds (cost $2,678,532)			3,623,262

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	1,437,090	338,443
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		1,230,800	360,077
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		6,642,880	1,975,974

Total Inflation-Linked Securities (cost $2,833,809)			2,674,494

74 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Colombia – 0.1%
Colombia Government International Bond 4.125%, 05/15/2051	U.S.$	1,258	$1,196,673

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032		534	591,906
5.00%, 04/27/2051		461	498,744

			1,090,650

Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(d)(j)	EUR	620	– 0	–

Total Governments – Sovereign Bonds (cost $3,042,187)			2,287,323

EMERGING MARKETS – TREASURIES – 0.1%
Turkey – 0.1%
Turkey Government Bond 11.70%, 11/13/2030 (cost $2,218,593)	TRY	16,594	1,432,835

		Shares
WARRANTS – 0.1%
Avaya Holdings Corp., expiring 12/15/2022(d)		53,489	402,237
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(d)		8	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(d)		10,974	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(d)		47,161	519
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(d)		19,860	318
Willscot Corp., expiring 11/29/2022(b)(c)(d)		29,123	378,031

Total Warrants (cost $385,302)			781,105

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(d) (cost $0)		10,721	11,761

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(u)(v)(w) (cost $47,718,389)		47,718,389		$47,718,389

		Principal Amount (000)
Time Deposits – 0.5%
Bank of Montreal, London 0.00%, 04/01/2021	U.S.$	5,420		5,419,802
BBH Grand Cayman (0.54)%, 04/01/2021	AUD	6		4,915
0.05%, 04/01/2021**	NZD	0	**	132
Citibank, London (0.76)%, 04/01/2021	EUR	55		63,995
0.00%, 04/01/2021	GBP	45		61,645

Total Time Deposits (cost $5,550,489)				5,550,489

Total Short-Term Investments (cost $53,268,878)				53,268,878

Total Investments – 100.7% (cost $1,101,736,502)				1,110,349,251
Other assets less liabilities – (0.7)%				(8,076,592)

Net Assets – 100.0%				$1,102,272,659

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	109	June 2021	$15,661,938	$(551,094)
U.S. Long Bond (CBT) Futures	59	June 2021	9,121,031	(353,766)
U.S. T-Note 10 Yr (CBT) Futures	497	June 2021	65,075,938	(1,606,977)
U.S. Ultra Bond (CBT) Futures	73	June 2021	13,228,969	(624,547)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	196	June 2021	24,186,094	336,125

				$(2,800,259)

76 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	8	RUB	612	05/25/2021	$(72)
Bank of America, NA	EUR	1,076	USD	1,268	05/27/2021	5,588
Barclays Bank PLC	BRL	117	USD	21	04/05/2021	(251)
Barclays Bank PLC	USD	22	BRL	117	04/05/2021	(720)
Barclays Bank PLC	INR	881	USD	12	04/15/2021	(47)
Barclays Bank PLC	USD	12	IDR	176,161	04/15/2021	(139)
Barclays Bank PLC	KRW	9,282	USD	8	04/22/2021	(30)
Barclays Bank PLC	USD	7	KRW	8,276	04/22/2021	19
BNP Paribas SA	GBP	2,483	USD	3,383	04/09/2021	(39,918)
BNP Paribas SA	EUR	35,680	USD	42,634	05/27/2021	745,875
Brown Brothers Harriman & Co.	USD	115	ZAR	1,726	04/08/2021	2,253
Brown Brothers Harriman & Co.	ZAR	611	USD	42	04/08/2021	168
Brown Brothers Harriman & Co.	ZAR	1,693	USD	114	04/08/2021	(993)
Brown Brothers Harriman & Co.	GBP	70	USD	96	04/09/2021	(689)
Brown Brothers Harriman & Co.	USD	7	GBP	5	04/09/2021	92
Brown Brothers Harriman & Co.	USD	34	GBP	24	04/09/2021	(268)
Brown Brothers Harriman & Co.	NOK	478	USD	56	04/15/2021	306
Brown Brothers Harriman & Co.	NOK	233	USD	27	04/15/2021	(150)
Brown Brothers Harriman & Co.	SEK	691	USD	82	04/15/2021	3,111
Brown Brothers Harriman & Co.	USD	20	NOK	169	04/15/2021	23
Brown Brothers Harriman & Co.	USD	84	NOK	715	04/15/2021	(713)
Brown Brothers Harriman & Co.	USD	116	SEK	972	04/15/2021	(4,558)
Brown Brothers Harriman & Co.	MXN	1,017	USD	49	04/16/2021	(493)
Brown Brothers Harriman & Co.	USD	204	MXN	4,233	04/16/2021	2,814
Brown Brothers Harriman & Co.	USD	8	MXN	165	04/16/2021	(3)
Brown Brothers Harriman & Co.	CAD	161	USD	127	04/22/2021	(1,131)
Brown Brothers Harriman & Co.	CNH	997	USD	153	04/22/2021	1,500
Brown Brothers Harriman & Co.	USD	88	CAD	111	04/22/2021	747
Brown Brothers Harriman & Co.	USD	75	CNH	489	04/22/2021	(929)
Brown Brothers Harriman & Co.	CHF	90	USD	100	05/06/2021	4,592
Brown Brothers Harriman & Co.	USD	45	CHF	42	05/06/2021	(673)
Brown Brothers Harriman & Co.	JPY	8,762	USD	82	05/20/2021	2,670
Brown Brothers Harriman & Co.	USD	44	JPY	4,778	05/20/2021	(1,049)
Brown Brothers Harriman & Co.	SGD	50	USD	37	05/21/2021	51
Brown Brothers Harriman & Co.	TRY	119	USD	14	05/21/2021	197
Brown Brothers Harriman & Co.	USD	74	SGD	100	05/21/2021	79
Brown Brothers Harriman & Co.	USD	16	SGD	21	05/21/2021	(12)
Brown Brothers Harriman & Co.	USD	6	TRY	53	05/21/2021	(153)
Brown Brothers Harriman & Co.	EUR	128	USD	151	05/27/2021	1,214
Brown Brothers Harriman & Co.	EUR	181	USD	213	05/27/2021	(116)
Brown Brothers Harriman & Co.	NZD	68	USD	49	05/27/2021	1,821
Brown Brothers Harriman & Co.	USD	55	NZD	77	05/27/2021	(1,275)
Brown Brothers Harriman & Co.	AUD	48	USD	37	06/04/2021	118
Brown Brothers Harriman & Co.	USD	10	AUD	13	06/04/2021	(48)
Brown Brothers Harriman & Co.	PLN	272	USD	70	06/24/2021	1,444
Brown Brothers Harriman & Co.	PLN	106	USD	27	06/24/2021	(88)
Citibank, NA	BRL	110	USD	20	04/05/2021	159
Citibank, NA	BRL	29,414	USD	5,196	04/05/2021	(29,404)
Citibank, NA	USD	5,182	BRL	29,524	04/05/2021	63,203
Citibank, NA	MXN	54,340	USD	2,581	04/16/2021	(74,677)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	5	KRW	5,661	04/22/2021	$(173)
Deutsche Bank AG	USD	106	INR	7,890	04/15/2021	1,473
Deutsche Bank AG	COP	36,120,657	USD	10,098	05/20/2021	242,934
Deutsche Bank AG	USD	50	CLP	35,538	05/20/2021	(286)
Goldman Sachs Bank USA	BRL	150	USD	27	04/05/2021	324
Goldman Sachs Bank USA	BRL	263	USD	46	04/05/2021	(567)
Goldman Sachs Bank USA	USD	50	BRL	287	04/05/2021	614
Goldman Sachs Bank USA	USD	23	BRL	126	04/05/2021	(459)
Goldman Sachs Bank USA	IDR	1,537,407	USD	108	04/15/2021	2,951
Goldman Sachs Bank USA	IDR	85,986	USD	6	04/15/2021	(4)
Goldman Sachs Bank USA	INR	3,640	USD	50	04/15/2021	220
Goldman Sachs Bank USA	INR	7,016	USD	95	04/15/2021	(1,080)
Goldman Sachs Bank USA	USD	67	IDR	953,516	04/15/2021	(1,740)
Goldman Sachs Bank USA	USD	96	INR	7,090	04/15/2021	324
Goldman Sachs Bank USA	KRW	90,843	USD	82	04/22/2021	1,730
Goldman Sachs Bank USA	USD	1,063	CAD	1,345	04/22/2021	7,428
Goldman Sachs Bank USA	USD	26	KRW	29,609	04/22/2021	96
Goldman Sachs Bank USA	USD	27	KRW	30,251	04/22/2021	(428)
Goldman Sachs Bank USA	TWD	569	USD	20	04/27/2021	151
Goldman Sachs Bank USA	USD	53	BRL	308	05/04/2021	1,090
Goldman Sachs Bank USA	COP	35,461	USD	10	05/20/2021	214
Goldman Sachs Bank USA	USD	13	CLP	9,458	05/20/2021	200
Goldman Sachs Bank USA	USD	11	COP	38,603	05/20/2021	10
Goldman Sachs Bank USA	USD	20	COP	72,699	05/20/2021	(479)
Goldman Sachs Bank USA	RUB	732	USD	10	05/25/2021	216
Goldman Sachs Bank USA	RUB	1,713	USD	22	05/25/2021	(140)
Goldman Sachs Bank USA	USD	72	RUB	5,399	05/25/2021	(1,346)
Goldman Sachs Bank USA	IDR	290,647	USD	20	07/15/2021	(10)
Goldman Sachs Bank USA	USD	6	IDR	85,986	07/15/2021	2
Goldman Sachs Bank USA	USD	9	INR	642	07/15/2021	(11)
HSBC Bank USA	BRL	136,810	USD	25,099	04/05/2021	792,599
HSBC Bank USA	USD	24,013	BRL	136,810	04/05/2021	292,876
HSBC Bank USA	USD	2,853	IDR	39,943,912	04/15/2021	(114,031)
JPMorgan Chase Bank, NA	BRL	161,311	USD	28,314	04/05/2021	(345,327)
JPMorgan Chase Bank, NA	USD	29,695	BRL	161,311	04/05/2021	(1,035,873)
JPMorgan Chase Bank, NA	TRY	17,984	USD	2,137	04/08/2021	(35,821)
JPMorgan Chase Bank, NA	ZAR	81,154	USD	5,332	04/08/2021	(163,249)
JPMorgan Chase Bank, NA	IDR	260,048	USD	18	04/15/2021	346
JPMorgan Chase Bank, NA	INR	840	USD	12	04/15/2021	80
JPMorgan Chase Bank, NA	INR	2,132	USD	29	04/15/2021	(104)
JPMorgan Chase Bank, NA	KRW	13,432	USD	12	04/22/2021	434
JPMorgan Chase Bank, NA	TWD	2,316	USD	83	04/27/2021	1,764
JPMorgan Chase Bank, NA	USD	25	TWD	691	04/27/2021	(766)
JPMorgan Chase Bank, NA	CLP	7,332	USD	10	05/20/2021	78
JPMorgan Chase Bank, NA	COP	30,989	USD	9	05/20/2021	240
JPMorgan Chase Bank, NA	USD	7	COP	27,744	05/20/2021	75
JPMorgan Chase Bank, NA	USD	10	COP	36,985	05/20/2021	(310)
JPMorgan Chase Bank, NA	USD	985	EUR	829	05/27/2021	(12,233)
Morgan Stanley Capital Services LLC	BRL	6,232	USD	1,094	04/05/2021	(13,342)
Morgan Stanley Capital Services LLC	USD	1,095	BRL	6,232	04/05/2021	12,592

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	IDR	104,425	USD	7	04/15/2021	$162
Morgan Stanley Capital Services LLC	INR	701	USD	10	04/15/2021	(43)
Morgan Stanley Capital Services LLC	USD	10	IDR	140,955	04/15/2021	(294)
Morgan Stanley Capital Services LLC	USD	57	CNH	373	04/22/2021	(674)
Morgan Stanley Capital Services LLC	USD	14	KRW	15,312	04/22/2021	19
Morgan Stanley Capital Services LLC	USD	18	KRW	20,223	04/22/2021	(213)
Morgan Stanley Capital Services LLC	USD	91	TWD	2,517	04/27/2021	(2,731)
Morgan Stanley Capital Services LLC	RUB	162,542	USD	2,176	05/25/2021	38,411
Royal Bank of Scotland PLC	BRL	66	USD	12	04/05/2021	(141)
Royal Bank of Scotland PLC	USD	12	BRL	66	04/05/2021	(260)
Royal Bank of Scotland PLC	IDR	364,873	USD	25	04/15/2021	120
Royal Bank of Scotland PLC	INR	1,066	USD	15	04/15/2021	20
Royal Bank of Scotland PLC	INR	2,379	USD	32	04/15/2021	(318)
Royal Bank of Scotland PLC	USD	40	IDR	566,024	04/15/2021	(697)
Royal Bank of Scotland PLC	USD	12	INR	847	04/15/2021	(64)
Royal Bank of Scotland PLC	KRW	37,871	USD	34	04/22/2021	559
Royal Bank of Scotland PLC	USD	27	KRW	30,756	04/22/2021	(126)
Royal Bank of Scotland PLC	TWD	2,569	USD	91	04/27/2021	915
Royal Bank of Scotland PLC	USD	9	TWD	262	04/27/2021	42
Royal Bank of Scotland PLC	USD	16	TWD	439	04/27/2021	(424)
Royal Bank of Scotland PLC	USD	22	COP	79,102	05/20/2021	(375)
Royal Bank of Scotland PLC	USD	11	RUB	824	05/25/2021	60
Standard Chartered Bank	BRL	41	USD	7	04/05/2021	9
Standard Chartered Bank	IDR	39,289,779	USD	2,783	04/15/2021	89,350
Standard Chartered Bank	INR	2,423	USD	33	04/15/2021	88
Standard Chartered Bank	USD	17	IDR	240,615	04/15/2021	(162)
Standard Chartered Bank	KRW	9,223	USD	8	04/22/2021	6
Standard Chartered Bank	TWD	436	USD	16	04/27/2021	146
Standard Chartered Bank	USD	53	TWD	1,479	04/27/2021	(1,143)
Standard Chartered Bank	USD	7	BRL	41	04/05/2021	88
UBS AG	BRL	128	USD	23	04/05/2021	(275)
UBS AG	USD	22	BRL	128	04/05/2021	420
UBS AG	USD	5,383	ZAR	81,602	04/08/2021	142,864
UBS AG	USD	29	INR	2,099	04/15/2021	(117)
UBS AG	TWD	242	USD	9	04/27/2021	54
UBS AG	USD	10	TWD	293	04/27/2021	46
UBS AG	USD	23	TWD	635	04/27/2021	(564)
UBS AG	BRL	128	USD	22	05/04/2021	(411)
UBS AG	USD	34	BRL	197	05/04/2021	777
UBS AG	COP	27,580	USD	8	05/20/2021	172

						$578,023

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	(5.00)%	Quarterly	1.15%	USD	11,791	$(571,799)	$(247,145)	$(324,654)
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)	Quarterly	1.42	USD	35,322	(2,214,647)	(944,671)	(1,269,976)
CDX-NAHY Series 30, 5 Year Index, 06/20/2023*	(5.00)	Quarterly	1.69	USD	15,399	(1,134,046)	(459,090)	(674,956)
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	(5.00)	Quarterly	2.88	USD	1,054	(97,704)	(94,986)	(2,718)
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	(5.00)	Quarterly	2.88	USD	6,844	(634,425)	(620,992)	(13,433)
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	(5.00)	Quarterly	2.88	USD	7,420	(687,819)	(673,197)	(14,622)
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	(5.00)	Quarterly	0.88	EUR	12,022	(734,762)	(488,236)	(246,526)
Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2025*	1.00	Quarterly	2.22	USD	316	(18,872)	(16,086)	(2,786)
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	5.00	Quarterly	1.15	USD	11,791	571,799	268,039	303,760
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	5.00	Quarterly	1.15	USD	4	211	99	112
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	5.00	Quarterly	1.42	USD	35,322	2,214,647	952,153	1,262,494
CDX-NAHY Series 30, 5 Year Index, 06/20/2023*	5.00	Quarterly	1.69	USD	15,399	1,134,046	367,768	766,278

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PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00%	Quarterly	2.33%	USD	12,619	$1,205,348	$489,757	$715,591
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.66	USD	44,971	4,177,443	322,617	3,854,826
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	2.88	USD	107,095	9,897,735	3,476,676	6,421,059
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	3.08	USD	36,793	3,336,863	3,144,585	192,278
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	3.08	USD	6,397	580,162	570,612	9,550
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	3.08	USD	6,397	580,162	570,612	9,550
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	3.08	USD	4,794	434,782	428,104	6,678
Ford Motor Company, 4.346% 12/08/2026, 06/20/2023*	5.00	Quarterly	1.80	USD	760	54,028	(49,717)	103,745
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00	Quarterly	0.88	EUR	12,022	734,707	502,636	232,071
iTraxx Europe Crossover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.53	EUR	36,820	5,182,879	4,853,049	329,830
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2026*	1.00	Quarterly	2.33	EUR	2,376	(153,944)	(148,479)	(5,465)

						$23,856,794	$12,204,108	$11,652,686

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
BRL	82,598	01/02/2023	1 Day CDI	5.245%	Maturity	$426,858	$204,430		$222,428
BRL	172,000	01/02/2023	1 Day CDI	5.245%	Maturity	(462,094)	– 0	–	(462,094)

						$(35,236)	$204,430		$(239,666)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.50%	USD	293	$(134,020)	$(143,617)	$9,597
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	454	(122,308)	(49,515)	(72,793)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	5,000	(2,285,639)	(755,126)	(1,530,513)
International Game Technology PLC, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.79	EUR	310	19,384	8,600	10,784
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	258	(69,505)	(27,800)	(41,705)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	364	(98,092)	(41,419)	(56,673)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.46	USD	270	25,385	9,461	15,924
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.46	USD	300	28,206	16,453	11,753
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	59	(26,987)	(28,882)	1,895

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.50%	USD	59	$(26,987)	$(28,882)	$1,895
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,667	(762,264)	(278,259)	(484,005)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	2,071	(946,581)	(296,050)	(650,531)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	2,929	(1,339,058)	(418,799)	(920,259)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	5,000	(2,285,639)	(796,947)	(1,488,692)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	10,000	(4,571,278)	(1,440,444)	(3,130,834)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	13,500	(6,171,225)	(1,941,986)	(4,229,239)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	133	(35,830)	(13,937)	(21,893)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	180	(48,507)	(15,658)	(32,849)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	360	(97,014)	(34,516)	(62,498)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	360	(97,014)	(31,897)	(65,117)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	371	(99,978)	(30,406)	(69,572)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	530	(142,782)	(55,140)	(87,642)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	719	(193,759)	(75,347)	(118,412)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,041	(280,445)	(109,027)	(171,418)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	2,158	(581,545)	(181,012)	(400,533)
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	0.62	USD	700	23,351	(8,166)	31,517
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	6,400	(1,723,627)	(748,200)	(975,427)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	12,000	$(3,231,800)	$(1,338,045)	$(1,893,755)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	117	(53,516)	(56,054)	2,538
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	364	(166,496)	(164,584)	(1,912)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	364	(166,496)	(152,090)	(14,406)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	364	(166,496)	(151,201)	(15,295)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	363	(166,038)	(149,898)	(16,140)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	363	(166,038)	(149,011)	(17,027)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,272	(342,677)	(135,067)	(207,610)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	1,188	(320,047)	(121,137)	(198,910)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3,340	(899,518)	(35,892)	(863,626)

						$(27,722,880)	$(9,969,497)	$(17,753,383)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Quarterly	EUR	9,098	06/20/2021	$198,696

84 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2021
Barclays Capital, Inc.†	695	USD	(0.25	)%*	—	$694,598

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2021.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$694,598	$	– 0	–	$	– 0	–	$	– 0	–	$694,598

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2021, the aggregate market value of these securities amounted to $615,775,332 or 55.9% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2021.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.62% of net assets as of March 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Carlson Travel, Inc. 10.50%, 03/31/2025	08/18/2020	$134,639	$143,900	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 9.713%, 06/15/2043	04/25/2018	125,043	122,727	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 9.489%, 08/15/2044	06/27/2019	264,156	267,744	0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 11.838%, 10/17/2044	09/04/2019	376,111	377,157	0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.753%, 11/15/2044	10/09/2019	214,157	212,022	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-12, Class PT 9.249%, 06/15/2043	06/26/2018	$110,556		$108,869		0.01%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2018-4, Class PT 10.193%, 05/15/2043	05/11/2018	97,816		96,146		0.01%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 9.984%, 03/16/2043	03/07/2018	21,084		20,612		0.00%
Digicel Group 0.5 Ltd. 7.00%, 04/12/2021	11/28/2016	90,850		62,255		0.01%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/28/2019	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	04/30/2015	– 0	–	– 0	–	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	1,962,683		1,975,974		0.18%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.609%, 10/25/2025	09/18/2015	805,031		737,215		0.07%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017	1,065,172		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	06/30/2017	541,456		– 0	–	0.00%
Liberty Tire Recycling LLC 9.50%, 01/15/2023	12/15/2018	705,302		714,048		0.06%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013	2,295,760		– 0	–	0.00%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017	160,094		201,333		0.02%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 05/25/2026	05/11/2017	1,107,300		394,000		0.04%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	1,313,468		252,902		0.02%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	1,569,021		507,387		0.05%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	118,000		120,953		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	10/31/2019	1,205,912		18,606		0.00%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/23/2014 – 02/27/2014	$2,401,854	$29,946	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	477,418	163,200	0.02%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014 – 02/05/2014	838,866	8,080	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.609%, 11/25/2025	02/26/2018	288,815	285,356	0.03%

(h)	Convertible security.

(i)	Defaulted.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2021.

(m)	Inverse interest only security.

(n)	IO–Interest Only.

(o)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2021.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$6,645,689	$8,404	0.00%

(u)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(v)	The rate shown represents the 7-day yield as of period end.

(w)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LGHYI – Bloomberg Barclays Global High Yield Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

March 31, 2021

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,054,018,113)	$1,062,630,862
Affiliated issuers (cost $47,718,389)	47,718,389
Cash	11
Cash collateral due from broker	18,556,465
Foreign currencies, at value (cost $5,823,883)	5,579,395
Unaffiliated dividends and interest receivable	12,784,904
Unrealized appreciation on forward currency exchange contracts	2,473,433
Receivable for newly entered credit default swaps	2,302,546
Receivable for variation margin on centrally cleared swaps	1,418,043
Receivable for terminated credit default swaps	1,263,978
Receivable for investment securities sold and foreign currency transactions	749,181
Unrealized appreciation on total return swaps	198,696
Market value of credit default swaps (net premiums paid $26,348)	96,326
Affiliated dividends receivable	1,152

Total assets	1,155,773,381

Liabilities
Market value of credit default swaps (net premiums received $9,995,845)	27,819,206
Payable for investment securities purchased and foreign currency transactions	15,729,293
Payable for newly entered credit default swaps and interest rate swaps	2,507,536
Unrealized depreciation on forward currency exchange contracts	1,895,410
Cash collateral due to broker	1,620,000
Payable for terminated credit default swaps	902,113
Advisory fee payable	896,306
Payable for reverse repurchase agreements	694,598
Payable for variation margin on futures	239,781
Administrative fee payable	22,810
Accrued expenses and other liabilities	1,173,669

Total liabilities	53,500,722

Net Assets	$1,102,272,659

Composition of Net Assets Section
Capital stock, at par	$862,297
Additional paid-in capital	1,161,906,904
Accumulated loss	(60,496,542)

$1,102,272,659

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$12.78

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended March 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $304,467)	$61,350,622
Dividends
Unaffiliated issuers	531,433
Affiliated issuers	21,991	$61,904,046

Expenses
Advisory fee (see Note B)	9,441,075
Custody and accounting	407,723
Audit and tax	244,909
Printing	235,791
Administrative	91,028
Registration fees	83,966
Legal	76,175
Transfer agency	36,203
Directors’ fees	33,262
Miscellaneous	73,045

Total expenses before interest expense	10,723,177
Interest expense	14,515

Total expenses	10,737,692
Less: expenses waived and reimbursed by the Adviser (see Note B)	(14,731)

Net expenses		10,722,961

Net investment income		51,181,085

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(159,320	)(a)
Forward currency exchange contracts		(392,900)
Futures		(3,182,070)
Options written		1,829
Swaps		264,398
Foreign currency transactions		(12,060,042)
Net change in unrealized appreciation/depreciation on:
Investments		178,333,265	(b)
Forward currency exchange contracts		(6,498,158)
Futures		(3,850,032)
Swaps		39,919,120
Foreign currency denominated assets and liabilities		307,320

Net gain on investment and foreign currency transactions		192,683,410

Contributions from Affiliates (see Note B)		284

Net Increase in Net Assets from Operations		$243,864,779

(a)	Net of foreign capital gains taxes of $152,346.

(b)	Net of increase in accrued foreign capital gains taxes of $211,481.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,181,085	$58,127,920
Net realized loss on investment and foreign currency transactions	(15,528,105)	(6,097,542)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	208,211,515	(174,666,171)
Contributions from Affiliates (see Note B)	284	6,296

Net increase (decrease) in net assets from operations	243,864,779	(122,629,497)
Distributions to Shareholders	(59,292,215)	(64,694,299)
Return of Capital	(8,484,311)	(3,461,637)

Total increase (decrease)	176,088,253	(190,785,433)
Net Assets
Beginning of period	926,184,406	1,116,969,839

End of period	$1,102,272,659	$926,184,406

See notes to financial statements.

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March 31, 2021

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued

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at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable

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and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

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transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2021:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates –Non-Investment Grade	$	– 0	–	$489,916,299		$918,294	#	$490,834,593
Corporates – Investment Grade		– 0	–	112,186,240		– 0	–	112,186,240
Collateralized Mortgage Obligations		– 0	–	99,243,468		– 0	–	99,243,468
Emerging Markets – Sovereigns		– 0	–	93,917,689		– 0	–	93,917,689
Governments – Treasuries		– 0	–	57,358,452		– 0	–	57,358,452
Bank Loans		– 0	–	45,704,224		9,461,745		55,165,969
Emerging Markets –Corporate Bonds		– 0	–	54,051,691		18,606	#	54,070,297
Collateralized Loan Obligations		– 0	–	17,942,621		– 0	–	17,942,621
Quasi-Sovereigns		– 0	–	16,944,617		– 0	–	16,944,617
Common Stocks		5,824,701		8,404		9,271,699	#	15,104,804
Commercial Mortgage-Backed Securities		– 0	–	13,312,396		– 0	–	13,312,396
Asset-Backed Securities		– 0	–	9,185,944		1,355,622		10,541,566
Investment Companies		5,335,120		– 0	–	– 0	–	5,335,120
Preferred Stocks		2,214,663		2,097,098		– 0	–	4,311,761
Local Governments – US Municipal Bonds		– 0	–	3,623,262		– 0	–	3,623,262
Inflation-Linked Securities		– 0	–	2,674,494		– 0	–	2,674,494
Governments – Sovereign Bonds		– 0	–	2,287,323		0	#	2,287,323
Emerging Markets –Treasuries		– 0	–	1,432,835		– 0	–	1,432,835
Warrants		403,074		– 0	–	378,031	#	781,105
Rights		– 0	–	– 0	–	11,761		11,761
Short-Term Investments:
Investment Companies		47,718,389		– 0	–	– 0	–	47,718,389
Time Deposits		– 0	–	5,550,489		– 0	–	5,550,489

Total Investments in Securities		61,495,947		1,027,437,546		21,415,758		1,110,349,251
Other Financial Instruments*:
Assets
Futures		336,125		– 0	–	– 0	–	336,125	†
Forward Currency Exchange Contracts		– 0	–	2,473,433		– 0	–	2,473,433
Centrally Cleared Credit Default Swaps		– 0	–	30,104,812		– 0	–	30,104,812	†
Centrally Cleared Interest Rate Swaps		– 0	–	426,858		– 0	–	426,858	†
Credit Default Swaps		– 0	–	96,326		– 0	–	96,326
Total Return Swaps		– 0	–	198,696		– 0	–	198,696

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Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(3,136,384)		$	– 0	–	$	– 0	–	$(3,136,384	)†
Forward Currency Exchange Contracts	– 0	–		(1,895,410)			– 0	–	(1,895,410)
Centrally Cleared Credit Default Swaps	– 0	–		(6,248,018)			– 0	–	(6,248,018	)†
Centrally Cleared Interest Rate Swaps	– 0	–		(462,094)			– 0	–	(462,094	)†
Credit Default Swaps	– 0	–		(27,819,206)			– 0	–	(27,819,206)
Reverse Repurchase Agreements	(694,598)			– 0	–		– 0	–	(694,598)

Total	$58,001,090			$1,024,312,943			$21,415,758		$1,103,729,791

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 3/31/20	$2,724,178		$17,168,828		$18,514		$5,027,722
Accrued discounts/ (premiums)	(4,094)		– 0	–	(237,880)		– 0	–
Realized gain (loss)	(3,907,468)		22,911		– 0	–	(1,231,506)
Change in unrealized appreciation/ depreciation	2,781,903		1,566,107		87,330		3,590,079
Purchases/Payups	62,514		8,788,194		147,587		6,266,784
Sales	(738,739)		(13,978,834)		– 0	–	(4,255,829)
Transfers into Level 3	– 0	–	84,111		3,055		– 0	–
Transfers out of Level 3	– 0	–	(4,189,572)		– 0	–	(125,551)

Balance as of 3/31/21	$918,294		$9,461,745		$18,606		$9,271,699

Net change in unrealized appreciation/depreciation from investments held as of 3/31/21**	$119,541		$164,680		$87,330		$2,195,147

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	Asset- Backed Securities		Preferred Stocks			Governments - Sovereign Bonds#			Warrants#
Balance as of 3/31/20	$1,293,663			$955,220		$	– 0	–	$127,104
Accrued discounts/ (premiums)	– 0	–		– 0	–		– 0	–	– 0	–
Realized gain (loss)	434,162			(57)			– 0	–	– 0	–
Change in unrealized appreciation/ depreciation	267,447			285,325			– 0	–	250,927
Purchases	– 0	–		188,702			– 0	–	– 0	–
Sales/Paydowns	(639,650)			(1,429,190)			– 0	–	– 0	–
Transfers into Level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–	– 0	–

Balance as of 3/31/21	$1,355,622		$	– 0	–	$	– 0	–	$378,031

Net change in unrealized appreciation/depreciation from investments held as of 3/31/21**	$267,447		$	– 0	–	$	– 0	–	$250,927

	Rights		Short-Term Investments: Governments- Treasuries			Whole Loan Trusts			Total
Balance as of 3/31/20	$11,439			$978,639			$112,600		$28,417,907
Accrued discounts/ (premiums)	– 0	–		8,328			– 0	–	(233,646)
Realized gain (loss)	– 0	–		(51,711)			(1,069,096)		(5,802,765)
Change in unrealized appreciation/ depreciation	322			93,873			1,005,412		9,928,725
Purchases/Payups	– 0	–		– 0	–		– 0	–	15,453,781
Sales/Paydowns	– 0	–		(1,029,129)			(48,916)		(22,120,287)
Transfers into Level 3	– 0	–		– 0	–		– 0	–	87,166
Transfers out of Level 3	– 0	–		– 0	–		– 0	–	(4,315,123)

Balance as of 3/31/21	$11,761		$	– 0	–	$	– 0	–	$21,415,758

Net change in unrealized appreciation/depreciation from investments held as of 3/31/21**	$322		$	– 0	–	$	– 0	–	$3,085,394

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2021. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2021			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$714,048		Discounted Cashflow	Estimated Yield to Maturity	8.72%
		$204,246		Recovery Analysis	Collateral Value	$85.10
	$	– 0	–	Qualitative Assessment		$0.00

		$918,294

Common Stocks		$2,883,437		Market Approach	NAV Equivalent	$935.53
		$1,282,295		Market Approach	EBITDA* Projection	$63.3mm
					EBITDA* Multiples	8.6X
		$1,221,700		Market Approach	Projected Enterprise Value	$525.2mm to $588.0mm
		$717,983		Market Approach	NAV Equivalent	$1,025.69
		$138,820		Market Approach	Market Neutral Price	$20.00
		$29,615		Market Approach	EBITDA* Projection	$203mm
					EBITDA* Multiples	7.9X
		$1		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$6,273,851

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00
Warrants.		$378,031		Option Pricing Model	Exercise Price	$12.98

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

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Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Projected Enterprise Value, Market Neutral Price, Exercise Price, EBITDA Projection and EBITDA Multiples in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Estimated Yield to Maturity would be expected to result in a significantly lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2021, the reimbursement for such services amounted to $91,028.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2021, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the

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investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2021, such waiver amounted to $14,731.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2021 is as follows:

Fund	Market Value 3/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$72,301	$325,784	$350,367	$47,718	$22

During the year ended March 31, 2021 and the year ended March 31, 2020, the Adviser reimbursed the Fund $284 and $6,296, respectively, for trading losses incurred due to a pricing error and a trade entry error, respectively.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2021, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$559,136,801	$473,260,543
U.S. government securities	7,772,420	45,969,527

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,101,485,709

Gross unrealized appreciation	$95,524,006
Gross unrealized depreciation	(86,504,549)

Net unrealized appreciation	$9,019,457

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange    contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended March 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2021, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written

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by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2021, the Fund held written options for hedging and non-hedging purposes.

During the year ended March 31, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of

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each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the

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Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount

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in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting

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interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2021, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended March 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$336,125	*	Receivable/Payable for variation margin on futures	$3,136,384	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	222,428	*	Receivable/Payable for variation margin on centrally cleared swaps	462,094	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,473,433		Unrealized depreciation on forward currency exchange contracts	$1,895,410

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	14,207,822	*	Receivable/Payable for variation margin on centrally cleared swaps	2,555,136	*

Credit contracts	Market value of credit default swaps	96,326		Market value of credit default swaps	27,819,206

Credit contracts	Unrealized appreciation on total return swaps	198,696

Total		$17,534,830			$35,868,230

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$43,255	$(239,666)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(3,425,500)	(3,850,032)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/ depreciation on investments	19,932	– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(392,900)	(6,498,158)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$1,829	$	– 0	–

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	221,143		40,158,786

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	243,430		– 0	–

Total		$(3,288,811)		$29,570,930

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$86,074,761
Average notional amount of sale contracts	$380,015,220

Centrally Cleared Interest Rate Swaps
Average notional amount	$25,864,594	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$84,769,920

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$72,043,824
Average principal amount of sale contracts	$144,566,638

Futures:
Average notional amount of buy contracts	$96,167,328
Average notional amount of sale contracts	$38,994,187

Total Return Swaps:
Average notional amount	$10,405,511

Options Written:
Average notional amount	$2,012,938	(b)

Purchased Swaptions:
Average notional amount	$6,764,000	(c)

(a)	Positions were open for three months during the reporting period.

(b)	Positions were open for one month during the reporting period.

(c)	Positions were open for five months during the reporting period.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$5,588	$(72)	$	– 0	–	$	– 0	–	$5,516
Barclays Bank PLC	19	(19)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	745,875	(39,918)		– 0	–		– 0	–	705,957
Brown Brothers Harriman & Co.	23,200	(13,341)		– 0	–		– 0	–	9,859
Citibank, NA/ Citigroup Global Markets, Inc.	63,362	(63,362)		– 0	–		– 0	–	– 0	–
Credit Suisse International	19,384	(19,384)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	244,407	(167,883)		(76,524)			– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	291,208	(291,208)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	1,085,475	(114,031)		(971,444)			– 0	–	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	3,017	(3,017)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	51,184	(51,184)		– 0	–		– 0	–	– 0	–
Royal Bank of Scotland PLC	1,716	(1,716)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	89,687	(1,305)		– 0	–		– 0	–	88,382
UBS AG	144,333	(1,367)		– 0	–		– 0	–	142,966

Total	$2,768,455	$(767,807)		$(1,047,968)		$	– 0	–	$952,680	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$72	$(72)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,187	(19)		– 0	–		– 0	–		1,168
BNP Paribas SA	39,918	(39,918)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	13,341	(13,341)		– 0	–		– 0	–		– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	360,582	(63,362)		– 0	–		(297,220)			– 0	–
Credit Suisse International	2,285,639	(19,384)		– 0	–		(2,164,042)			102,213
Deutsche Bank AG	167,883	(167,883)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	17,713,157	(291,208)		(4,420,000)			(13,001,949)			– 0	–
HSBC Bank USA	114,031	(114,031)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	6,549,110	(3,017)		– 0	–		(6,546,093)			– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	2,464,619	(51,184)		(120,000)			(2,185,170)			108,265
Royal Bank of Scotland PLC.	2,405	(1,716)		– 0	–		– 0	–		689
Standard Chartered Bank	1,305	(1,305)		– 0	–		– 0	–		– 0	–
UBS AG	1,367	(1,367)		– 0	–		– 0	–		– 0	–

Total	$29,714,616	$(767,807)		$(4,540,000)			$(24,194,474)			$212,335	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2021, the average amount of reverse repurchase agreements outstanding was $1,131,871 and the daily weighted average interest rate was (0.69)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $694,598 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$694,598	$(691,370)	$3,228

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE D

Capital Stock

During the year ended March 31, 2021 and the year ended March 31, 2020, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which

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increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing

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NOTES TO FINANCIAL STATEMENTS (continued)

money. The use of other types of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares of common stock, potentially more volatility in the market value of the common stock and the relatively greater effect of changes in the value of the Fund’s portfolio on the NAV of the shares of common stock caused by the favorable or adverse changes in market conditions or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price, or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest

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NOTES TO FINANCIAL STATEMENTS (continued)

rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), the Sterling Overnight Interbank Average Rate (“SONIA”) and the Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2021 and March 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$59,292,215	$64,694,299

Total taxable distributions paid	$59,292,215	$64,694,299
Return of Capital	8,484,311	3,461,637

Total distributions paid	$67,776,526	$68,155,936

As of March 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(54,148,048	)(a)
Unrealized appreciation/(depreciation)	8,367,248	(b)

Total accumulated earnings/(deficit)	$(45,780,800	)(c)

(a)	As of March 31, 2021, the Fund had a net capital loss carryforward of $54,145,462. As of March 31, 2021, the cumulative deferred loss on straddles was $2,586.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of hyper-inflationary currency contracts, the tax treatment of Grantor Trusts, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2021, the Fund had a net short-term capital loss carryforward of $11,488,751 and a net long-term capital loss carryforward of $42,656,711, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to contributions from the Adviser, the tax treatment of swaps, and prior year post-financial statement adjustments resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.74	$ 12.95	$ 13.56	$ 13.87	$ 12.64

Income From Investment Operations

Net investment income(a)	.59	.67	.75	.83	.82

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.24	(2.09)	(.52)	(.30)	1.36

Contributions from Affiliates	.00	(b)	.00	(b)	.00	(b)	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	2.83	(1.42)	.23	.53	2.18

Less: Dividends and Distributions

Dividends from net investment income	(.69)	(.75)	(.75)	(.83)	(.95)

Return of capital	(.10)	(.04)	(.09)	(.01)	– 0	–

Total dividends and distributions	(.79)	(.79)	(.84)	(.84)	(.95)

Net asset value, end of period	$ 12.78	$ 10.74	$ 12.95	$ 13.56	$ 13.87

Market value, end of period	$ 11.85	$ 9.26	$ 11.59	$ 11.89	$ 12.58

(Discount), end of period	(7.28)%	(13.78)%	(10.50)%	(12.32)%	(9.30)%

Total Return

Total investment return based on:(c)

Market value	37.57%	(14.43)%	4.91%	.95%	16.47%

Net asset value	27.92%	(11.18)%	2.78%	4.42%	18.46%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,102,273	$926,184	$1,116,970	$1,169,161	$1,195,920

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.02%	1.00%	1.04%	1.05%	1.04%

Expenses, before waivers/reimbursements(d)(e)†	1.02%	1.01%	1.05%	1.05%	1.04%

Net investment income	4.88%	5.16%	5.72%	5.99%	6.14%

Portfolio turnover rate	51%	32%	40%	34%	48%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.00%	.00%

See	footnote summary on page 123.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense, if any:

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net of waivers/reimbursements.	1.02%	.99%	.99%	.99%	.99%
Before waivers/reimbursements	1.02%	1.00%	1.00%	.99%	.99%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended March 31, 2020 and March 31, 2019, such waiver amounted to 0.01% and 0.01%, respectively.

See	notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 27, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2021. For foreign shareholders, 54.64% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each

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ADDITIONAL INFORMATION (continued)

participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Matthew S. Sheridan(2), Vice President Fahd Malik(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233-5000

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Distenfeld, Malik, Sheridan and Ms. Khan, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 8, 2021, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 79 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 45	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed-Income.

Shamaila Khan, 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2016. She is also Director of Emerging Market Debt.

Matthew Sheridan, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Fahd Malik, 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp, 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo, 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Stephen M. Woetzel, 49	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Investment Objective

The Fund’s primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation.

The investment objective is fundamental and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940.

Investment Policies

The Fund is permitted to invest without limit in debt securities, including Sovereign Debt Obligations (defined as U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments) and corporate debt, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Fund may invest without limit in emerging and developed markets and in debt securities of U.S. and non-U.S. corporate issuers.

The Fund will not invest 25% or more of its total assets in the Sovereign Debt Obligations of any one country other than the U.S.

Substantially all of the Fund’s investments will be in high yield, high risk debt securities that are low-rated (i.e., below investment-grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer’s capacity to pay interest and repay principal.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a “majority of the Fund’s

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

outstanding voting securities.” A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below apply only at the time an investment is made or other relevant action is taken by the Fund.

1.

The Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

2.

The Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

3.

The Fund will not borrow money, except the Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the Investment Company Act of 1940 Act, as amended, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

4.	The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

5.	The Fund will not invest in companies for the purpose of exercising control;

6.

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

7.	The Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

8.

The Fund will not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company; and

9.

The Fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

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NOTES

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NOTES

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 147

NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0151-0321

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit - Related
		Audit Fees	Fees	Tax Fees
AB Global High Income Fund	2020	$154,767	$4,000	$27,197
	2021	$207,092	$4,000	$21,346

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

Total Amount of
Foregoing Column
Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB Global High Income Fund	2020	$936,733	$31,197
$(4,000)
$(27,197)
	2021	$962,577	$25,346
$(4,000)
$(21,346)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Michael J. Downey Nancy P. Jacklin Carol C. McMullen	Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner Jeanette Loeb

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

Where we have agreed to vote proxies on behalf of our client accounts, we have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investment team”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2. RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of Responsible Investment team making different voting decisions on the same proposal. Nevertheless, the members of Responsible Investment team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of Responsible Investment team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, members of Responsible Investment team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsible Investment team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 BOARD AND DIRECTOR PROPOSALS

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. AB currently votes against the appointment of directors who occupy, or would occupy following the vote, 4 or more board seats for non-CEOs, 3 or more board seats for the sitting CEO of the company in question and 2 or more board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

Board Diversity	CASE-BY-CASE

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the U.S., California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as a part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy (“Rooney Rule”), assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. In addition, AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. This approach applies globally excluding Japan.

Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2 COMPENSATION PROPOSALS

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Multi Class Equity Structures	CASE-BY-CASE

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 AUDITOR PROPOSALS

Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

Work Place: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4 CONFLICTS OF INTEREST

4.1 INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on maximizing shareholder value and are not the product of a conflict.

4.2 ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy research services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.3 DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4 POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

Publicly-traded clients of AB;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, SCB&Co.;

Companies where an employee of AB or AXA Equitable Holdings, Inc., the parent company of AB, has identified an interest;

Publicly-traded affiliated companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded companies targeted by the AFL-CIO for voting;

Any other conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies that may present a conflict by applying the tests described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with the Policy, no further review is necessary.

If our proposed vote is contrary to our Policy, we would take the following steps:

If our proposed vote is contrary to the Policy and our client’s recommended vote on the proposal is consistent with our fiduciary duty, no further review is necessary.

If our proposed vote is contrary to the Policy or is not covered by the Policy and is consistent with our client’s position and the views of our proxy research services vendor, no further review is necessary.

If our proposed vote is contrary to the Policy or is not covered herein, is consistent with our client’s recommended vote on the proposal and is contrary to the views of our proxy research service vendor, the vote will be presented to the Conflicts Officer. The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

In the event the firm’s ultimate vote is in conflict with the client’s recommended vote, we will treat the client as if it had chosen to direct its own proxy vote for that vote only.

4.6 REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

The Committee takes reasonable steps to verify that the proxy research service vendor to which we have a full-level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing proxy research service vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether the proxy research service vendor (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7 CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Proxy Voting and Governance Policy would be implemented. A member of the Committee or one or more members of Responsible Investment team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8 A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5 VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6 RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. If the local regulation requires that records are kept for more than five years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

6.1 PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website: https://www.alliancebernstein.com/abcom/web/linkedsite.aspx?key=ab.retail.proxyvoting.mf

6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the A member of Responsible Investment team.

7 PROXY VOTING PROCEDURES

7.1 VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Members of Responsible Investment team review the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Members of Responsible Investment team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2 SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3 LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department.

If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by-Case
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+

Shareholder Proposal		For	Against	Case-by-Case
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

Shareholder Proposal		For	Against	Case-by-Case
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes	☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes	☐ No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes	☐ No
If yes, stop here and sign below as no further review is necessary.

1. Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

2. Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.
Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2021.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Gershon Distenfeld	7	$9,710,000,000	None	None
Matthew S. Sheridan	19	$18,860,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Gershon Distenfeld	67	$51,779,000,000	None	None
Matthew S. Sheridan	85	$51,329,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Gershon Distenfeld	12	$3,607,000,000	None	None
Matthew S. Sheridan	29	$12,079,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2021 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	May 28, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 28, 2021